                                                         Pursuant to rule 497(b)
                                                       Registration No.333-90875

                                     [LOGO]
                                      EST
                            EQUITY SECURITIES TRUST
                                   SERIES 25
                SYMPHONY SERIES, ZACKS ALL-STAR ANALYSTS TRUST V


 The Trust is a unit investment trust designated Equity Securities Trust, Series 25, Symphony Series, Zacks All-Star Analysts Trust V. The Sponsor is Reich & Tang Distributors, Inc. The Trust consists of a fixed portfolio of common stock which have been purchased by the Trust based upon the recommendations of the portfolio consultant, Zacks Investment Research Inc. (also referred to as "Zacks" throughout this Prospectus.) The Trust seeks to achieve capital appreciation. Current income is a secondary objective of the Trust. The Sponsor cannot assure that the Trust will achieve these objectives. The minimum purchase is 100 Units.

 This Prospectus consists of two parts. Part A contains the Summary of Essential Information including summary material relating to the Trust, the Portfolio and the Statement of Financial Condition of the Trust. Part B contains more detailed information about the Trust. Part A may not be distributed unless accompanied by Part B. Please read and retain both parts of this Prospectus for future reference.

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  THE SECURITIES  AND  EXCHANGE COMMISSION  HAS NOT  APPROVED  OR DISAPPROVED
    THESE SECURITIES  OR PASSED UPON  THE ADEQUACY OF THIS  PROSPECTUS. ANY
      REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       PROSPECTUS DATED NOVEMBER 18, 1999

OBJECTIVES. The Trust seeks to achieve capital appreciation. Current income is a secondary objective. There is no guarantee that the objectives of the Trust will be achieved.

PORTFOLIO SELECTION. The Trust seeks to achieve its objectives by investing in a portfolio of equity securities, each of which has been recommended as a "buy" and "strong buy" by three or more Zacks/Wall Street Journal All-Star Analysts *. The term "All-Star Analysts" refers to analysts employed by U.S. brokerage firms who have had exceptional track records in selecting stocks. These top analysts have been identified and monitored by Zacks as part of Zacks' analysis of the historical performance of brokerage analyst stock recommendations in conjunction with the annual publication of the Zacks/Wall Street Journal All-Star Analysts Survey (see "The Trust--The Securities" in Part B). As used herein, the term "Securities" means the common stocks initially deposited in the Trust and contracts and funds for the purchase of such securities, and any additional securities acquired and held by the Trust pursuant to the provisions of the Indenture. Depending on the number of stocks that meet those criteria as of the business day prior to the Initial Date of Deposit, the selection of the stocks for the Portfolio will be made from among such stocks by Zacks Investment Management.

DESCRIPTION OF PORTFOLIO. The Portfolio contains 19 issues of domestic common stock. 100% of the issues are represented by the Sponsor's contracts to purchase. Based upon the principle business of each issuer and current market values, the following industries are represented in the Portfolio**: Basic Materials, 2.98%; Computer/Technology, 28.65%; Consumer Discretionary, 4.55%; Consumer Staples, 8.32%; Finance, 16.64%; Industrial Products, 2.2%; Medical, 11.73%; Oils-Energy, 7.18%; Retail-Wholesale, 8.04%; and Utilities, 9.71%. 57.72% of the Portfolio is listed on the New York Stock Exchange and 42.28% are over-the-counter.

RISK CONSIDERATIONS. Unitholders can lose money by investing in this Trust. An investment in units of the Trust should be made with an understanding of the following risks:

  . The Securities are shares of common stock which are subject to the risk that the financial condition of the issuers may become impaired or that the general condition of the stock market may worsen.


  . Since the portfolio of the Trust is fixed and "not managed," in general the Sponsor can only sell securities at (i) the Trust's termination (ii) in order to meet redemptions (iii) or in order to pay the deferred sales charge. As a result, the price at which each security is sold may not be the highest price it attained during the life of the Trust.

  . When cash or a letter of credit is deposited with instructions to purchase securities in order to create additional units, an increase in the price of a particular security between the time of deposit and the time that securities are purchased will cause the units to be comprised of less of that security and more of the remaining securities. In addition, brokerage fees incurred in purchasing the Securities will be an expense of the Trust.

  . A decline in the value of the Securities during the initial offering period may require additional Securities to be sold in order to reimburse the Sponsor for organization costs. This would result in a decline in value of the Units.
--------
* The Wall Street Journal and its publisher, Dow, Jones & Company, Inc., have no interest in the Trust, have not endorsed the Trust, and have no opinion about the suitability of the Trust as an investment. Neither Dow Jones nor the Wall Street Journal has participated in or will participate in the selection of securities for the Trust.

** A trust is considered to be "concentrated" in a particular category or industry when the securities in that category or that industry constitute 25% or more of the aggregate face amount of the portfolio.

  . Securities price fluctuations during the period from the time of deposit to the time the Securities are purchased, and payment of brokerage fees, will affect the value of each Unit and the income per Unit received by the Trusts.

  . Investors should also consider the greater risk of a Trust's concentration, in a particular industry or in a single stock, and the effect on their investment versus a more diversified portfolio. Investors should compare returns available in less concentrated portfolios before making an investment decision.

  . Since the Trusts are concentrated in stocks which derive a substantial portion of their income from the computer and computer technology industries, investors should be familiar with the risks associated with these industries which may include the volatile price of computer and technology stocks, greater government regulations and products that may become obsolete.

PUBLIC OFFERING PRICE. The Public Offering Price per 100 units of the Trust is calculated by:

  . dividing the aggregate value of the underlying securities and cash held in the Trust by the number of units outstanding;

  . adding an initial sales charge of 1.00% (1.010% of the net amount invested); and

  .  multiplying the result by 100.

In addition, during the initial offering period, an amount sufficient to reimburse the Sponsor for the payment of all or a portion of the estimated organization costs of the Trust will be added to the Public Offering Price per 100 units. The price of a single unit, or any multiple thereof, is calculated by dividing the Public Offering Price per 100 units by 100 and multiplying by the number of units. During the initial offering period, orders involving at least 10,000 units will be entitled to a volume discount from the Public Offering Price. The Public Offering Price per Unit may vary on a daily basis in accordance with fluctuations in the aggregate value of the underlying Securities and each investors' purchase price will be computed as of the date the units are purchased.

ESTIMATED NET ANNUAL DISTRIBUTIONS. The estimated net annual distributions to unitholders per 100 units (based on the most recent monthly ordinary dividend declared with respect to the Securities) was $13.68. This estimate will vary with changes in the Trust's fees and expenses, actual dividends received, and with the sale of Securities. In addition, because the issuers of common stock are not obligated to pay dividends, there is no assurance that the estimated net annual dividend distributions will be realized in the future.

DISTRIBUTIONS. The Trust will distribute dividends received, less expenses, semi-annually. The Trust does not currently anticipate distributing dividends. However, in the event any dividend distributions are made, the first dividend distribution will be made on June 30, 2000 to all Unitholders of record on June 15, 2000 and thereafter distributions will be made on the last business day of December. The final distribution will be made within a reasonable period of time after the Trust terminates.

MARKET FOR UNITS. Unitholders may sell their units to the Sponsor or the Trustee any time, without fee or penalty. However, the Sponsor intends to repurchase units from unitholders throughout the life of the Trust at prices based upon the market value of the underlying Securities. However, the Sponsor is not obligated to maintain a market and may stop doing so without prior notice for any business reason. If a market is not maintained a unitholder will be able to redeem his units with the Trustee at the same price. The existence of a liquid trading market for these Securities may depend on whether dealers will make a market in these Securities. There can be no assurance of the making or the maintenance of a market for any of the Securities contained in the portfolio of the Trust or of the liquidity of the Securities in any markets made. The price at which the Securities may be sold to meet redemptions and the value of the Units will be adversely affected if trading markets for the Securities are limited or absent.

TERMINATION. The Trust will terminate in approximately fifteen months. At that time investors may choose one of the following three options with respect to their terminating distribution:

  . receive the distribution in-kind if they own at least 2,500 Units;

  . receive cash upon the liquidation of their pro rata share of the Securities; or

  . reinvest in a subsequent series of the Equity Securities Trust (if one is offered) at a reduced sales charge.

REINVESTMENT PLAN. Unitholders may elect to automatically reinvest their distributions, if any (other than the final distribution in connection with the termination of the Trust) into additional units of the Trust, subject only to the remaining monthly deductions of the deferred sales charge. See "Reinvestment Plan" in Part B for details on how to enroll in the Reinvestment Plan.

UNDERWRITING. Reich & Tang Distributors, Inc., 600 Fifth Avenue, New York, New York 10020, will act as Underwriter for all of the Units of Equity Securities Trust, Series 25, Symphony Series, Zacks All-Star Analysts Trust V.

                                   FEE TABLE

--------------------------------------------------------------------------------
This Fee Table is intended to help you to understand the costs and expenses that you will bear directly or indirectly. See "Public Offering and Trust Expenses and Charges." Although the Trust is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees.

--------------------------------------------------------------------------------

                                                     As a % of          Amount
Unitholder Transaction Expenses                       Initial             per
(fees paid directly from your investment)          Offering Price      100 Units
-----------------------------------------          --------------      ---------
Maximum Initial Sales Charges Imposed on
 Purchase (as a percentage of offering
 price)...................................              1.00%*          $10.00
Maximum Deferred Sales Charge.............              1.95%**         $19.50
                                                        ----            ------
Total.....................................              2.95%           $29.50
                                                        ====            ======
Maximum Sales Charge Imposed Per Year on
 Reinvested Dividends.....................              1.95%***        $19.50
Reimbursement to Sponsor for Estimated
 Organization Expenses....................              .130%           $ 1.30
Estimated Annual Fund Operating Expenses             As a % of          Amount
(Expenses that are deducted from Trust                Initial             per
assets)                                              Net Assets        100 Units
----------------------------------------           --------------      ---------
Trustee's Fee.............................              .086%           $  .86
Other Operating Expenses..................              .039%           $  .39
   Portfolio Supervision, Bookkeeping and
   Administrative Fees....................   .030%                $.30
                                                        ----            ------
Total.....................................              .125%           $ 1.25
                                                        ====            ======

                                    Example

This Example is intended to help you compare the cost of investing in the Trust with the cost of investing in other unit trusts.

                                                                             1
                                                                            year
This Example assumes that you invest $10,000 in the Trust for the time period indicated, assuming the Trust's estimated operating expense ratio of .125% and a 5% return on the investment throughout the period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:...........................................................  $321

  The Example assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The Example should not be considered a representation of past or future expenses or a annual rate of return; the actual expenses and annual rate of return may be more or less than those assumed for purposes of the Example.
--------
  * The Initial Sales Charge would exceed 1.00% if the Public Offering Price exceeds $10.00 per 100 Units.
 ** The actual fee is $1.95 per month per 100 Units paid on each Deferred Sales
    Charge Payment Date. If the Unit price exceeds $10.00 per Unit, the deferred sales charge will be less than 1.95%; if the Unit price is less than $10.00 per Unit, the deferred sales charge will exceed 1.95%
*** Reinvested dividends will be subject only to the deferred sales charge remaining at the time of reinvestment.

                        SUMMARY OF ESSENTIAL INFORMATION
                           As of November 17, 1999:*

Initial Date of Deposit: November 18, 1999

Aggregate Value of Securities........................................ $ 149,296
Number of Units......................................................    15,100
Fractional Undivided Interest in Trust...............................  1/15,100
Public Offering Price per 100 Units                                   $
Aggregate Value of Securities in
 Trust............................................................... $ 149,296
Divided By 15,100 Units (times 100) ................................. $  988.70
Plus Initial Charge of 1.00% of Public
 Offering Price(degrees)............................................. $   10.00
Plus Estimated Organization Costs**.................................. $    1.30
Public Offering Price+............................................... $1,000.00
Sponsor's Repurchase Price And Redemption Price Per 100 Units++...... $  970.50

Evaluation Time: 4:00 p.m. New York Time.
Minimum Income or Principal Distribution: $1.00 per 100 Units
Liquidation Period: Beginning five days prior to the Mandatory Termination
 Date.
Rollover Notification Date: February 7, 2001 or another date as determined by the Sponsor.
Minimum Value of Trust: The Trust may be terminated if the value of the Trust is less than 40% of the aggregate value of the Securities at the completion of the Deposit Period.
Mandatory Termination Date: The earlier of February 21, 2001 or the disposition of the last Security in the Trust.
CUSIP Numbers: Cash: 294762 539
             Reinvestment: 294762 547
Trustee: The Chase Manhattan Bank
Trustee's Fee: $.86 per 100 Units outstanding
Other Fees and Expenses: $.09 per 100 Units outstanding
Sponsor: Reich & Tang Distributors, Inc.
Sponsor's Supervisory Fee: Maximum of $.30 per 100 Units outstanding (see
 "Trust Expenses and Charges" in Part B).
Portfolio Consultant:
 Zacks Investment Research Inc.
Expected Settlement Date of Securities in the Trust: November 23, 1999
Record Dates: June 15 and December 15
Distribution Dates: June 30 and December 31
Deferred Sales Charge Payment Dates: The first business day of each month commencing March 1, 2000 through December 1, 2000.
--------
* The business day prior to the Initial Date of Deposit. The Initial Date of Deposit is the date on which the Trust Agreement was signed and the deposit of securities with the Trustee made.

** This amount per 100 Units will be invested in Securities during, and sold at the end of, the initial offering period, to reimburse the Sponsor for the payment of all or a portion of the estimated costs incurred in organizing the Trust. See "Risk Considerations" for a discussion of the impact of a decrease in value of the Securities purchased with the Public Offering Price proceeds intended to be used to reimburse the Sponsor.


 + On the Initial Date of Deposit there will be no cash in the Income or Principal Accounts. Anyone purchasing Units after such date will have included in the Public Offering Price a pro rata share of any cash in such Accounts.

 ++ As of the close of the initial offering period, the Sponsor's Repurchase Price and Redemption Price per 100 Units for the Trust will be reduced to reflect the payment of the organization costs to the Sponsor.

(degrees) The sales charge consists of an initial sales charge and a deferred sales charge. On the Initial Date of Deposit the initial sales charge is 1.00% of the Public Offering Price. The initial sales charge is paid directly from the amount invested. The deferred sales charge of approximately $19.50 (approximately 1.95% of the Initial Public Offering Price) is paid through a reduction of the net asset value of the Trust by $1.95 per 100 units on each of the ten Deferred Sales Charge Payment Dates. Upon a repurchase, redemption or exchange of units before the final Deferred Sales Charge Payment Date, any remaining deferred sales charge payments will be deducted from the proceeds.

                            EQUITY SECURITIES TRUST
                                   SERIES 25
                SYMPHONY SERIES, ZACKS ALL-STAR ANALYSTS TRUST V

 STATEMENT OF FINANCIAL CONDITION AS OF OPENING OF BUSINESS, NOVEMBER 18, 1999

                                     ASSETS

 Investment in Securities--Sponsor's Contracts to Purchase
    Underlying Securities Backed by Letter of Credit (cost
    $149,492)(Note 1)................................................. $149,492
                                                                       --------
 Total................................................................ $149,492
                                                                       ========

                    LIABILITIES AND INTEREST OF UNITHOLDERS

Reimbursement to Sponsor for Organization Costs (Note 2) ............ $    196
Interest of Unitholders--Units of Fractional Undivided Interest
 Outstanding (15,100 Units)..........................................  149,492
  Less: Reimbursement to Sponsor for Organization Costs (Note 2).....     (196)
                                                                      --------
Total................................................................ $149,492
                                                                      ========
Net Asset Value per Unit............................................. $   9.90
                                                                      ========

--------
Notes to Statement:

  (1) Trust is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940. The Trust, sponsored by Reich & Tang Distributors, Inc. (the "Sponsor"), seeks to achieve capital appreciation. Current income is a secondary objective. On November 18, 1999 (the "Date of Deposit"), Portfolio deposits were received by The Chase Manhattan Bank, the Trust's Trustee, in the form of executed securities transactions, in exchange for 15,100 units of the Trust. An irrevocable letter of credit issued by the BankBoston, N.A. in an amount of $400,000 has been deposited with the Trustee for the benefit of the Trust to cover the purchases of such Securities as well as any outstanding purchases of previously-sponsored unit investment trusts of the Sponsor. Aggregate cost to the Trust of the Securities listed in the Portfolio is determined by the Trustee on the basis set forth under "Public Offering--Offering Price" as of 4:00 p.m. on November 17, 1999. The Trust will terminate on February 21, 2001, or earlier under certain circumstances as further described in the Prospectus.

  (2) A portion of the Public Offering Price consists of an amount sufficient to reimburse the Sponsor for all or a portion of the costs of establishing the Trust. These costs have been estimated at $1.30 per 100 Units. A payment will be made as of the close of the initial public offering period to an account maintained by the Trustee from which the obligation of the investors to the Sponsor will be satisfied. To the extent that actual organization costs are greater than the estimated amount, only the estimated organization costs included in the Public Offering Price will be reimbursed to the Sponsor and deducted from the assets of the Trust.

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

                            EQUITY SECURITIES TRUST
                                   SERIES 25
                SYMPHONY SERIES, ZACKS ALL-STAR ANALYSTS TRUST V

                                   PORTFOLIO
                  AS OF OPENING OF BUSINESS, NOVEMBER 18, 1999

                                                                                   Market
                                                                                  Value of
                                                                                 Stocks as a
                                         Number                                  Percentage   Market      Cost of
                               Portfolio   of                             Ticker   of the    Value Per Securities to
                                  No.    Shares Name of Issuer (1)        Symbol  Trust (2)    Share   the Trust (3)
                               --------- ------ ------------------        ------ ----------- --------- -------------
 Basic Materials: 2.98%
                                    1      71   Alcoa, Inc.                  AA     2.98%    $ 62.6875   $  4,451
 Computer Technology: 28.65%
                                    2     127   Cisco Systems, Inc.        CSCO     7.20       84.7500     10,763
                                    3     144   Intel Corp.                INTC     7.20       74.7500     10,764
                                    4     119   Novellus Systems, Inc.     NVLS     7.08       88.8750     10,576
                                    5      52   Yahoo! Inc.                YHOO     7.17      206.1875     10,722
 Consumer Discretionary: 4.55%
                                    6     129   Viacom, Inc.              VIA.B     4.55       52.7500      6,805
 Consumer Staples: 8.32%
                                    7      83   Anheuser-Busch              BUD     4.17       75.0625      6,230
                                                Companies, Inc.
                                    8     182   PepsiCo. Inc.               PEP     4.15       34.1250      6,211
 Finance: 16.64%
                                    9      75   American International      AIG     5.53      110.3125      8,273
                                                Group, Inc.
                                   10     160   Hartford Life, Inc.         HLI     5.59       52.2500      8,360
                                   11     202   Nationwide Financial        NFS     5.52       40.8750      8,257
                                                Services, Inc.
 Industrial Products: 2.20%
                                   12     118   Terex Corp.                 TEX     2.20       27.8750      3,289
 Medical: 11.73%
                                   13     111   American Home Products      AHP     3.89       52.4375      5,821
                                                Corp.
                                   14      76   Biogen, Inc.               BGEN     3.92       77.0625      5,857
                                   15      78   Eli Lilly & Co.             LLY     3.92       75.0625      5,855
 Oils--Energy: 7.18%
                                   16     676   Union Pacific Resources     UPR     7.18       15.8750     10,732
                                                Group, Inc.
 Retail--Wholesale: 8.04%
                                   17     145   Federated Department         FD     4.02       41.4375      6,008
                                                Stores, Inc.
                                   18     102   Wal-Mart Stores, Inc.       WMT     4.02       58.8750      6,005
 Utilities: 9.71%
                                   19     164   MCI Worldcom, Inc.         WCOM     9.71       88.5000     14,514
                                                                                    ----                 --------
                                                                                     100%                $149,492
                                                                                    ====                 ========

                             FOOTNOTES TO PORTFOLIO

(1) Contracts to purchase the Securities were entered into on November 17, 1999. All such contracts are expected to be settled on or about the First Settlement Date of the Trust which is expected to be November 23, 1999.

(2) Based on the cost of the Securities to the Trust.

(3) Evaluation of Securities by the Trustee was made on the basis of closing sales prices at the Evaluation Time on the day prior to the Initial Date of Deposit. The Sponsor's Purchase Price is $149,715. The Sponsor's loss on the Initial Date of Deposit is $223.

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEE AND UNITHOLDERS,
EQUITY SECURITIES TRUST, SERIES 25,
SYMPHONY SERIES, ZACKS ALL-STAR ANALYSTS TRUST V

  In our opinion, the accompanying Statement of Financial Condition, including the Portfolio, presents fairly, in all material respects, the financial position of Equity Securities Trust, Series 25, Symphony Series, Zacks All-Star Analysts Trust V (the "Trust") at opening of business, November 18, 1999, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Trust's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of the contracts for the securities at opening of business, November 18, 1999, by correspondence with the Sponsor, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, MA
November 18, 1999

                         Zacks All-Star Analysts Trust

                INVESTING WITH WALL STREET'S TOP-RATED ANALYSTS

  The All-Star Analysts Trust seeks to achieve capital appreciation by creating a portfolio of stocks based on the current equity recommendations of the Zacks/Wall Street All-Star Analysts.

  The All-Star Analysts are selected by Zacks Investment Research, one of the leading authorities on rating investment analysts. Zacks' exhaustive, quantitative research analyzes tens of thousands of "buy", "hold" and "sell" recommendations published by thousands of analysts. At the end of each year, Zacks tallies the performance of each analyst's stock recommendations. The five analysts in each industry whose stock picks performed the best are designated Zacks All-Stars.


  "ZACKS is the premier service for specific statistics on what the analysts think about stocks."
                                                     --Forbes, June 3, 1996

  "ZACKS Investment Research is the best known compiler of Wall Street analysts' earnings estimates."
                                                   --Barron's, May 27, 1996


THE ALL-STAR TRUST

  The All-Stars' current picks are then reviewed by the Sponsor. Only those stocks rated as "buy" and "strong buy" by three or more of the All-Stars are considered for inclusion into the Trust. Of course, the analysts' past performance does not guarantee future results of their current selections or of all the All-Star Trust.

  Once the stock are selected for the Trust, they are balanced in accordance with Standard & Poor's industry weightings to assure diversification. The stocks will remain in the portfolio for the Trust's fifteen months life, and will be monitored by the Sponsor for the duration. Under limited circumstances, the stocks can be removed from the Trust. Although the portfolio is fixed, you can redeem your units at the net asset value on any business day.

                                      (i)

            INVESTING IN A NEW GENERATION OF UNIT INVESTMENT TRUSTS

  The popularity of equity UITs has surged in recent years, with new issues up totaling over $60 billion through 1998, according to the Investment Company Institute (ICI). Investors are discovering that the buy-and-hold advantages of fixed, professionally selected portfolios are worth learning about--and investing in.

                        SELECTING THE ALL-STAR PORTFOLIO

1. The Data
  The selection process begins with Zacks--the authority on tracking investment analysts. Zacks stock recommendation database holds over 700,000 "buy", "hold" and "sell" recommendations from 2,500 analysts made during the last ten years.

2. Determining Eligibility
  It takes more than just an opinion to qualify as a Zacks All-Star analyst. Only investment analysts who publish "buy", "hold" or "sell" opinions on at least five stocks within an industry, (including two of the industry's ten largest stocks) are deemed to be experts. In addition, only those analysts who have stayed at their firms for the entire year are eligible.

3. Measuring Performance
  A portfolio is created for each eligible analyst that includes only the "buys" and "strong buys" published during the year. Each recommendation is given equal weighting, and the portfolios are updated daily as the analysts change their recommendations. The total return is calculated, including dividends, for each analyst's portfolio.

4. Selecting the Best
  At the end of the year, the five analysts in each industry whose portfolios had the highest annual returns are designated Zacks All-Star Analysts.

5. The Trust
  Only those stocks recommended by three or more All-Stars will be considered for inclusion into the Trust. The stocks are then weighted and diversified in accordance with the Standard & Poor's composite weightings.

                                      (ii)

                              All-Star Advantages

PROFESSIONAL SELECTION
  Your portfolio will be selected by using top-rated analysts' stock picks and will be diversified in relation to the Standard & Poor's industry weightings.

A BUY-AND-HOLD STRATEGY
  The buy-and-hold fixed portfolio eliminates management fees and reduces trading expenses. The savings are passed through to investors. Investors purchasing units will be charged a sales charge.

MONITORED PORTFOLIO
  The stocks in your portfolio are continuously monitored, and under certain extraordinary circumstances, can be removed from the portfolio.

DAILY PRICING/DAILY LIQUIDITY
  You may redeem your units at the net asset value. The daily price will fluctuate with the underlying securities, and may be worth more or less than the original purchase price at redemption.

RETIREMENT PLAN QUALIFIED
  The All-Star Trust can be held in IRA's and custodial accounts in addition to your regular investment portfolio.

COMPOUND RETURNS
  You have the option to automatically reinvest the semiannual distributions (if any) back into additional units at a reduced sales charge.

THREE OPTIONS AT TERMINATION
  When your Trust terminates, you have the option to A) receive your distribution in cash, B) reinvest your proceeds into a new trust at a reduced sales charge, or C) receive shares of the underlying stocks (minimums apply). Options may be subject to tax liability.

  Units of the Trust are not deposits or obligations of, or guarantee by, any bank and Units are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation and involve investment risk. An investment in Units of the Trust should be made with an understanding of the risk associated with investment in common stocks, which include the risks that the financial condition of the issuers may become impaired or that the general condition of the stock market may worsen.

                        REICH & TANG DISTRIBUTORS, INC.
                                A Subsidiary of
                             Nvest Companies, L.P.
                               600 Fifth Avenue
                            New York, NY 10020-2302

                                     (iii)

                                     [LOGO]
                                      EST
                            EQUITY SECURITIES TRUST
                                   SERIES 25
                SYMPHONY SERIES, ZACKS ALL-STAR ANALYSTS TRUST V

                               PROSPECTUS PART B

                      PART B OF THIS PROSPECTUS MAY NOT BE
                       DISTRIBUTED UNLESS ACCOMPANIED BY
                                     PART A

                                   THE TRUST

  ORGANIZATION. Equity Securities Trust, Series 25, Symphony Series, Zacks All-Star Analysts Trust V is a "unit investment trust". The Trust was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Trust Agreement"), dated the Initial Date of Deposit, between Reich & Tang Distributors, Inc., as Sponsor, and The Chase Manhattan Bank, as Trustee.

  On the Initial Date of Deposit, the Sponsor deposited securities with the Trustee, including common stock, and funds and delivery statements relating to contracts for the purchase of certain such securities (collectively, the "Securities") with an aggregate value as set forth in Part A and cash or an irrevocable letter of credit issued by a major commercial bank in the amount required for such purchases. Thereafter the Trustee, in exchange for the Securities so deposited, has registered on the registration books of the Trust evidence of the Sponsor's ownership of all Units of the Trust. The Sponsor has a limited right to substitute other securities in the Trust portfolio in the event of a failed contract. See "The Trust--Substitution of Securities." The Sponsor may also, in certain circumstances, direct the Trustee to dispose of certain Securities if the Sponsor believes that, because of market or credit conditions, or for certain other reasons, retention of the Security would be detrimental to Unitholders. See "Trust Administration Portfolio--Supervision."

  As of the Initial Date of Deposit, a "Unit" represents an undivided interest or pro rata share in the Securities and cash of the Trust in the ratio of one hundred Units for the indicated amount of the aggregate market value of the Securities initially deposited in the Trust as is set forth in the "Summary of Essential Information." As additional Units are issued by the Trust as a result of the deposit of Additional Securities, as described below, the aggregate value of the Securities in the Trust will be increased and the fractional undivided interest in the Trust represented by each Unit will be decreased. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest or pro rata share in such Trust represented by each unredeemed Unit will increase, although the actual interest in such Trust represented by such fraction will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Unitholders, which may include the Sponsor, or until the termination of the Trust Agreement.


  DEPOSIT OF ADDITIONAL SECURITIES. With the deposit of the Securities in the Trust on the Initial Date of Deposit, the Sponsor established a proportionate relationship among the initial aggregate value of specified Securities in the Trust. During the 90 days subsequent to the Initial Date of Deposit (the "Deposit Period"), the Sponsor may deposit additional Securities in the Trust that are substantially similar to the Securities already deposited in the Trust ("Additional Securities"), contracts to purchase Additional Securities or cash with instructions to purchase Additional Securities, in order to create additional Units, maintaining to the extent practicable the original proportionate relationship of the number of shares of each Security in the Trust portfolio on the Initial Date of Deposit. These additional Units, which will result in an increase in the number of Units outstanding, will each represent, to the extent practicable, an undivided interest in the same number and type of securities of identical issuers as are represented by Units issued on the Initial Date of Deposit. It may not be possible to maintain the exact original proportionate relationship among the Securities deposited on the Initial Date of Deposit because of, among other reasons, purchase requirements, changes in prices or unavailability of Securities. The composition of the Trust portfolio may change slightly based on certain adjustments made to reflect the disposition of Securities and/or the receipt of a stock dividend, a stock split or other distribution with respect to such Securities, including Securities received in exchange for shares or the reinvestment of the proceeds distributed to Unitholders. Deposits of Additional Securities in the Trust subsequent to the Deposit Period must replicate exactly the existing proportionate relationship among the number of shares of Securities in the Trust portfolio. Substitute Securities may be acquired under specified conditions when Securities originally deposited in the Trust are unavailable (see "The Trust-- Substitution of Securities" below).

  OBJECTIVES. The primary objective of the Trust is to seek to achieve capital appreciation. Current income is a secondary objective. The Trust seeks to achieve its objectives by investing in a portfolio of equity securities, each of which has been selected by three or more of the top five analysts in each of 50 major industries. These top analysts have been identified and monitored by the Portfolio Consultant (see "The Trust--The Securities" below). As used herein, the term "Securities" means the stocks initially deposited in the Trust and described in "Portfolio" in Part A and any additional stocks acquired and held by the Trust pursuant to the provisions of the Indenture. All of the Securities in the Trust are listed on the New York Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers Automated Quotations ("NASDAQ") National Quotation Market System.

  The Trust will terminate in approximately fifteen months, at which time investors may choose to either receive the distributions in kind (if they own at least 2,500 Units), in cash or reinvest in a subsequent series of Equity Securities Trust (if offered) at a reduced sales charge. The Trust is intended to be an investment which should be held by investors for the full term of the Trust and not be used as a trading vehicle. Since the Sponsor may deposit additional Securities in connection with the sale of additional Units, the yields on these Securities may change subsequent to the Initial Date of Deposit. Further, the Securities may appreciate or depreciate in value, dependent upon the full range of economic and market influences affecting corporate profitability, the financial condition of issuers and the prices of equity securities in general and the Securities in particular. Therefore, there is no guarantee that the objectives of the Trust will be achieved.

  THE SECURITIES. Each of the Securities in the Portfolio of the Trust was recommended as "buy" and "strong buy" as of the business day prior to the Initial Date of Deposit by three or more of the "All-Star Analysts" as indicated by Zacks in the Zacks/Wall Street Journal All-Star Analysts Survey. The Wall Street Journal and its publisher, Dow Jones & Company, Inc., have no interest in the Trust, have not endorsed the Trust, and have no opinion about the suitability of the Trust as an investment. Neither Dow Jones nor The Wall Street Journal has participated in or will participate in the selection of securities for the Trust. The concept of All-Star Analysts was first formulated in 1990, when Zacks and the Wall Street Journal began tracking the returns of stocks recommended by brokerage firms. This initial study, which is updated quarterly by Zacks and published as part of a special section in the Wall Street Journal, measured only the performance of the "buy list" published by the major brokers. In 1993 this analysis was expanded and Zacks began measuring the performance of the stocks recommended by each of the individual analysts employed by the brokerage firms. Each year Zacks and the Wall Street Journal identify the top analysts in each of 50 major industries based on the historical performance of the stocks they recommend. Only analysts who do not change firms during the year, who follow at least five companies in their industry and who follow at least 2 of the 10 largest firms in their industry are included in the competition. Equal weighted portfolios are created by Zacks throughout the year that contain all stocks recommended by each of the analysts as "buys" or "strong buys." Whenever a recommendation is lowered, the stock is removed from the hypothetical portfolio and whenever a new stock is recommended, it is added to the hypothetical portfolio which is then rebalanced. In each industry the five analysts with the best performing portfolio for the year are designated "All-Star Analysts" for the industry and are published by the Wall Street Journal in the annual Zacks/Wall Street Journal All-Star Analysts Survey.

  Each stock in the portfolio of the Trust was recommended as "buy" and "strong buy" as of the business day prior to the Initial Date of Deposit by three or more of the 1999 All-Star Analysts. There are approximately 150 industries represented in the S&P 500. Due to overlap among these industries, Zacks has combined industries to create several broad industry sectors. The number of shares of each stock in the portfolio has been set by Zacks so that the relative market value of the stock in the portfolio is generally proportionate to the weight of the significant sectors in the S&P 500 and within each sector if there were more than one stock those stocks have been equally weighted in the portfolio. Depending on the number of stocks that meet these criteria as of the business day prior to the Initial Date of Deposit, the selection of the stocks for the portfolio will be made from among such stocks by Zacks Investment Management.

  The Trustee has not participated and will not participate in the selection of Securities for the Trust, and neither the Sponsor, the Portfolio Consultant nor the Trustee will be liable in any way for any default, failure or defect in any Securities.

  The contracts to purchase Securities deposited initially in the Trust are expected to settle in three business days, in the ordinary manner for such Securities. Settlement of the contracts for Securities is thus expected to take place prior to the settlement of purchase of Units on the Initial Date of Deposit.

  SUBSTITUTION OF SECURITIES. In the event of a failure to deliver any Security that has been purchased for the Trust under a contract ("Failed Securities"), the Sponsor is authorized under the Trust Agreement to direct the Trustee to acquire other securities ("Substitute Securities") to make up the original corpus of the Trust.

  The Substitute Securities must be purchased within 20 days after the delivery of the notice of the failed contract. Where the Sponsor purchases Substitute Securities in order to replace Failed Securities, the purchase price may not exceed the purchase price of the Failed Securities and the Substitute Securities must be substantially similar to the Securities originally contracted for and not delivered.

  Whenever a Substitute Security has been acquired for the Trust, the Trustee shall, within five days thereafter, notify all Unitholders of the Trust of the acquisition of the Substitute Security and the Trustee shall, on the next Distribution Date which is more than 30 days thereafter, make a pro rata distribution of the amount, if any, by which the cost to the Trust of the Failed Security exceeded the cost of the Substitute Security plus accrued interest, if any.

  In the event no substitution is made, the proceeds of the sale of Securities will be distributed to Unitholders as set forth under "Rights of Unitholders -- Distributions." In addition, if the right of substitution shall not be utilized to acquire Substitute Securities in the event of a failed contract, the Sponsor will cause to be refunded the sales charge attributable to such Failed Securities to all Unitholders, and distribute the principal and dividends, if any, attributable to such Failed Securities on the next Distribution Date.

                              RISK CONSIDERATIONS


  FIXED PORTFOLIO. The value of the Units will fluctuate depending on all of the factors that have an impact on the economy and the equity markets. These factors similarly impact the ability of an issuer to distribute dividends. Unlike a managed investment company in which there may be frequent changes in the portfolio of securities based upon economic, financial and market analyses, securities of a unit investment trust, such as the Trust, are not subject to such frequent changes based upon continuous analysis. All the Securities in the Trust are liquidated or distributed during the Liquidation Period. Since the Trust will not sell Securities in response to ordinary market fluctuation, and only at the Trust's termination, the amount realized upon the sale of the Securities may not be the highest price attained by an individual Security during the life of the Trust. Some of the Securities in the Trust may also be owned by other clients of the Sponsor and their affiliates. However, because these clients may have differing investment objectives, the Sponsor may sell certain Securities from those accounts in instances where a sale by the Trust would be impermissible, such as to maximize return by taking advantage of market fluctuations. Investors should consult with their own financial advisers prior to investing in the Trust to determine its suitability. (See "Trust Administration--Portfolio Supervision" below.)

  ADDITIONAL SECURITIES. Investors should be aware that in connection with the creation of additional Units subsequent to the Initial Date of Deposit, the Sponsor may deposit Additional Securities, contracts to purchase Additional Securities or cash with instructions to purchase Additional Securities, in each instance maintaining the original proportionate relationship, subject to adjustment under certain circumstances, of the numbers of shares of each Security in the Trust. Subject to regulatory approval, to the extent the price of a Security increases or decreases between the time cash is deposited with instructions to purchase the Security and the time the cash is used to purchase the Security, Units may represent less or more of that Security and more or less of the other Securities in the Trust. In addition, brokerage fees (if any) incurred in purchasing Securities with cash deposited with instructions to purchase the Securities will be an expense of the Trust.

  Price fluctuations between the time of deposit and the time the Securities are purchased, and payment of brokerage fees, will affect the value of every Unitholder's Units and the Income per Unit received by the Trust. In particular, Unitholders who purchase Units during the initial offering period would experience a dilution of their investment as a result of any brokerage fees paid by the Trust during subsequent deposits of Additional Securities purchased with cash deposited. In order to minimize these effects, the Trust will try to purchase Securities as near as possible to the Evaluation Time or at prices as close as possible to the prices used to evaluate Trust Units at the Evaluation Time.

  In addition, subsequent deposits to create such additional Units will not be covered by the deposit of a bank letter of credit. In the event that the Sponsor does not deliver cash in consideration for the additional Units delivered, the Trust may be unable to satisfy its contracts to purchase the Additional Securities without the Trustee selling underlying Securities. Therefore, to the extent that the subsequent deposits are not covered by a bank letter of credit, the failure of the Sponsor to deliver cash to the Trust, or any delays in the Trust receiving such cash, would have significant adverse consequences for the Trust.

  COMMON STOCK. Since the Trust contains primarily common stocks of domestic issuers, an investment in Units of the Trust should be made with an understanding of the risks inherent in any investment in common stocks including the risk that the financial condition of the issuers of the Securities may become impaired. Additional risks include risks associated with the right to receive payments from the issuer which is generally inferior to the rights of creditors of, or holders of debt obligations or preferred stock issued by the issuer. Holders of common stocks have a right to receive dividends only when, if, and in the amounts declared by the issuer's board of directors and to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. By contrast, holders of preferred stocks usually have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, normally on a cumulative basis. Dividends on cumulative preferred stock must be paid before any dividends are paid on common stock and any cumulative preferred stock dividend which has been omitted is added to future dividends payable to the holders of such cumulative preferred stock. Preferred stocks are also usually entitled to rights on liquidation which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks.

  Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of debt securities. The issuance of debt securities or even preferred stock by an issuer will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the economic interest of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Further, unlike debt securities which typically have a stated principal amount payable at maturity (which value will be subject to market fluctuations prior thereto), common stocks have neither fixed principal amount nor a maturity and have values which are subject to market fluctuations for as long as the common stocks remain outstanding. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The value of the common stocks in the Trust thus may be expected to fluctuate over the life of the Trust to values higher or lower than those prevailing on the Initial Date of Deposit.

  THE COMPUTER TECHNOLOGY AND SCIENCE INDUSTRIES. Companies in the rapidly changing fields of science and computer technology face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the Trust's Units may be susceptible to factors affecting the computer technology, technology-related and science industries and to greater risk and market fluctuation than an investment in a trust that invests in a broader range of portfolio securities not concentrated in any particular industry. As such, the Trust may not be an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. The computer technology, technology-related and science industries may be subject to greater governmental regulation than many other industries and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these industries. Additionally, companies in these industries may be subject to risks of developing computer technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

  YEAR 2000 ISSUE. Many existing computer programs use only two digits to identify a year in the date field and were designed and developed without considering the impact of the upcoming change in the century. Therefore, for example, the year "2000" would be incorrectly identified as the year "1900". If not corrected, many computer applications could fail or create erroneous results by or at the Year 2000, requiring substantial resources to remedy. The Sponsor and Trustee believe that the "Year 2000" problem is material to their business and operations and could have a material adverse effect on the Sponsor's and the Trustee's results of operations and, in turn, cash available for distribution by the Trustee. Although the Sponsor and the Trustee are addressing the problem with respect to their business operations, there can be no assurance that the Year 2000 problem will be properly or timely resolved. The Year 2000 problem may also adversely affect issuers to varying degrees based upon various factors. The Sponsor is unable to predict what effect, if any, the Year 2000 problem will have on such issuers.

  LEGISLATION. At any time after the Initial Date of Deposit, legislation may be enacted, affecting the Securities in the Trust or the issuers of the Securities. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Trust or will not impair the ability of the issuers of the Securities to achieve their business goals.

  LEGAL PROCEEDINGS AND LITIGATION. At any time after the Initial Date of Deposit, legal proceedings may be initiated on various grounds, or legislation may be enacted, with respect to the Securities in the Trust or to matters involving the business of the issuer of the Securities. There can be no assurance that future legal proceedings or legislation will not have a material adverse impact on the Trust or will not impair the ability of the issuers of the Securities to achieve their business and investment goals.

  ORGANIZATION COSTS. The Securities purchased with the portion of the Public Offering Price intended to be used to reimburse the Sponsor for the Trust's organization costs will be purchased in the same proportionate relationship as all the Securities contained in the Trust. Securities will be sold to reimburse the Sponsor for the Trust's organization costs at the completion of the initial offering period, which is expected to be 90 days from the Initial Date of Deposit (a significantly shorter time period than the life of the Trust). During the initial offering period, there may be a decrease in the value of the Trust Securities. To the extent the proceeds from the sale of these Securities are insufficient to repay the Sponsor for the Trust organization costs, the Trustee will sell additional Securities to allow the Trust to fully reimburse the Sponsor. In that event, the net asset value per Unit will be reduced by the amount of additional Securities sold. Although the dollar amount of the reimbursement due to the Sponsor will remain fixed and will never exceed $1.30 per 100 Units, this will also result in a greater effective cost per Unit to Unitholders for the reimbursement to the Sponsor. When Securities are sold to reimburse the Sponsor for organization costs, the Trustee will sell such Securities to an extent which will maintain the same proportionate relationship among the Securities contained in the Trust as existed prior to such sale.

                                PUBLIC OFFERING

  OFFERING PRICE. The Public Offering Price of the Units for the Trust is computed by adding the applicable initial sales charge to the aggregate value of the Securities in the Trust (as determined by the Trustee) and any cash held to purchase Securities, divided by the number of Units of the Trust outstanding. The total sales charge consists of an initial sales charge and a deferred sales charge equal, in the aggregate, to a maximum charge of 2.95% of the Public Offering Price (3.040% of the net amount invested in Securities). The initial sales charge is computed by deducting the deferred sales charge ($19.50 per 100 Units) from the aggregate maximum sales charge of 2.95%. The initial sales charge on the Initial Date of Deposit is 1.00% of the Public Offering Price.

  Subsequent to the Initial Date of Deposit, the amount of the initial sales charge will vary with changes in the aggregate value of the Securities in the Trust. The initial sales charge is deducted from the purchase price of a Unit at the time of purchase and paid to the Sponsor. The deferred sales charge is a monthly charge of $1.95 per 100 Units and is accrued in ten monthly installments commencing on March 1, 2000 and will be charged to the Principal Account on the first day of each month thereafter through December 1, 2000. If a Deferred Sales Charge Payment Date is not a business day, the payment will be charged to the Trust on the next business day. To the extent the entire deferred sales charge of $19.50 per 100 Units has not been so deducted at the time of repurchase or redemption of units prior to December 1, 2000, any unpaid amount will be deducted from the proceeds or in calculating an in kind distribution. Units purchased pursuant to the Reinvestment Plan are subject only to the remaining applicable deferred sales charge deduction (see "Reinvestment Plan").

  In calculating the Public Offering Price, the aggregate value of the Securities is determined in good faith by the Trustee on each "Business Day" as defined in the Indenture in the following manner: because the Securities are listed on a national securities exchange, this evaluation is based on the closing sale prices on that exchange as of the Evaluation Time (unless the Trustee deems these prices inappropriate as a basis for valuation). If the Trustee deems these prices inappropriate as a basis for evaluation, then the Trustee may utilize, at the Trust's expense, an independent evaluation service or services to ascertain the values of the Securities. The independent evaluation service shall use any of the following methods, or a combination thereof, which it deems appropriate: (a) on the basis of current bid prices for comparable securities, (b) by appraising the value of the Securities on the bid side of the market or by such other appraisal deemed appropriate by the Trustee or (c) by any combination of the above, each as of the Evaluation Time.

  VOLUME AND OTHER DISCOUNTS. Units are available at a volume discount from the Public Offering Price during the initial public offering based upon the number of Units purchased. This volume discount will result in a reduction of the maximum sales charge applicable to such purchases. The approximate reduced sales charge on the Public Offering Price applicable to such purchases is as follows:

                                                    APPROXIMATE
                                                      REDUCED
         NUMBER OF UNITS                            SALES CHARGE
         ---------------                            ------------
         10,000 but less than 25,000...............     2.70%
         25,000 but less than 50,000...............     2.45%
         50,000 but less than 100,000..............     2.20%

  For transactions of 100,000 Units or more, the Sponsor intends to negotiate the applicable sales charge and such charge will be disclosed to any such purchaser. The Sponsor reserves the right to change the discounts from time to time.

  These discounts will apply to all purchases of Units by the same purchaser during the initial public offering period. Units purchased by the same purchasers in separate transactions during the initial public offering period will be aggregated for purposes of determining if such purchaser is entitled to a discount provided that such purchaser must own at least the required number of Units at the time such determination is made. Units held in the name of the spouse of the purchaser or in the name of a child of the purchaser under 21 years of age are deemed for the purposes hereof to be registered in the name of the purchaser. The discount is also applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account.

  The holders of units of prior series of Equity Securities Trusts (the "Prior Series") may "rollover" into this Trust by exchanging units of the Prior Series for Units of the Trust at their relative net asset values, subject only to the applicable deferred sales charge of 1.95% of the Public Offering Price. An exchange of a Prior Series for Units of the Trust will generally be a taxable event. The rollover option described herein will also be available to investors in the Prior Series who elect to purchase Units of the Trust within 60 days of their liquidation of units in the Prior Series (see "Trust Termination").

  Employees (and their immediate families) of Reich & Tang Distributors, Inc. (and its affiliates), the Portfolio Consultant and of the special counsel to the Sponsor, may, pursuant to employee benefit arrangements, purchase Units of the Trust at a price equal to the aggregate value of the underlying securities in the Trust during the initial offering period, divided by the number of Units outstanding (without a sales charge). Such arrangements result in less selling effort and selling expenses than sales to employee groups of other companies. Resales or transfers of Units purchased under the employee benefit arrangements may only be made through the Sponsor's secondary market, so long as it is being maintained, and not through other broker-dealers.

  Investors in any open-end management investment company or unit investment trust that have purchased their investment within a five-year period prior to the date of this Prospectus can purchase Units of the Trust in an amount not greater in value than the amount of said investment made during this five-year period subject only to the applicable deferred sales charge of 1.95% of the Public Offering Price.

  Units may be purchased in the primary or secondary market (including purchases by Rollover Unitholders) at the Public Offering Price (for purchases which do not qualify for a volume discount) less the concession the Sponsor typically allows to brokers and dealers for purchases (see "Public Offering-- Distribution of Units") by (1) investors who purchase Units through registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management service, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed, (2) bank trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, custodial or similar capacity, (3) any person who, for at least 90 days, has been an officer, director or bona fide employee of any firm offering Units for sale to investors or their immediate family members (as described above) and (4) officers and directors of bank holding companies that make Units available directly or through subsidiaries or bank affiliates. Notwithstanding anything to the contrary in this

Prospectus, such investors, bank trust departments, firm employees and bank holding company officers and directors who purchase Units through this program will not receive the volume discount.

  DISTRIBUTION OF UNITS. During the initial offering period and thereafter to the extent additional Units continue to be offered by means of this Prospectus, Units will be distributed by the Sponsor and dealers at the Public Offering Price. The initial offering period is thirty days after each deposit of Securities in the Trust and the Sponsor may extend the initial offering period for successive thirty day periods. Certain banks and thrifts will make Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by their customers is retained by or remitted to the banks. Under the Glass-Steagall Act, banks are prohibited from underwriting Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have indicated that these particular agency transactions are permitted under such Act. On November 16, 1999, President Clinton signed the Gramm-Leach-Bliley Act, repealing certain provisions of the Glass-Steagall Act which have restricted affiliation between banks and securities firms and amending the Bank Holding Company Act thereby removing restrictions on banks and insurance companies. The new legislation grants banks new authority to conduct certain authorized activity though financial subsidiaries. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

  The Sponsor intends to qualify the Units for sale in substantially all States through dealers who are members of the National Association of Securities Dealers, Inc. Units may be sold to dealers at prices which represent a concession of up to 2.50% per Unit, subject to the Sponsor's right to change the dealers' concession from time to time. Such Units may then be distributed to the public by the dealers at the Public Offering Price then in effect. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.

  Broker-dealers of the Trust, banks and/or others are eligible to participate in a program in which such firms receive from the Sponsor a nominal award for each of their registered representatives who have sold a minimum number of units of unit investment trusts created by the Sponsor during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales forces of brokers, dealers, banks and/or others may be eligible to win other nominal awards for certain sales efforts or under which the Sponsor will allow to any such brokers, dealers, banks and/or others that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such person at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying brokers, dealers, banks and/or others for certain services or activities which are primarily intended to result in sales of Units of the Trust. Such payments are made by the Sponsor out of its own assets and not out of the assets of the Trust. These programs will not change the price Unitholders pay for their Units or the amount that the Trust will receive from the Units sold.

  SPONSOR'S PROFITS. The Sponsor will receive a combined gross underwriting commission equal to the initial sales charge of 1.00% of the Public Offering Price and the monthly Deferred Sales Charge of $1.95 per 100 units. Additionally, the Sponsor may realize a profit on the deposit of the Securities in the Trust representing the difference between the cost of the Securities to the Sponsor and the cost of the Securities to the Trust (See "Portfolio"). The Sponsor may realize profits or sustain losses with respect to Securities deposited in the Trust which were acquired from underwriting syndicates of which they were a member. All or a portion of the Securities initially deposited in the Trust may have been acquired through the Sponsor.

  During the initial offering period and thereafter to the extent additional Units continue to be offered by means of this Prospectus, the Underwriter may also realize profits or sustain losses as a result of fluctuations after the Initial Date of Deposit in the aggregate value of the Securities and hence in the Public Offering Price received by the Sponsor for the Units. Cash, if any, made available to the Sponsor prior to settlement date for the purchase of Units may be used in the Sponsor's business subject to the limitations of 17 CFR 240.15c3-3 under the Securities Exchange Act of 1934 and may be of benefit to the Sponsor.

  Both upon acquisition of Securities and termination of the Trust, the Trustee may utilize the services of the Sponsor for the purchase or sale of all or a portion of the Securities in the Trust. The Sponsor may receive brokerage commissions from the Trust in connection with such purchases and sales in accordance with applicable law.

  In maintaining a market for the Units (see "Sponsor Repurchase") the Sponsor will realize profits or sustain losses in the amount of any difference between the price at which it buys Units and the price at which it resells such Units.

                             RIGHTS OF UNITHOLDERS

  OWNERSHIP OF UNITS. Ownership of Units of the Trust will not be evidenced by certificates. All evidence of ownership of the Units will be recorded in book-entry form at the Depository Trust Company ("DTC") through an investor's brokerage account. Units held through DTC will be deposited by the Sponsor with DTC in the Sponsor's DTC account and registered in the nominee name CEDE & COMPANY. Individual purchases of beneficial ownership interest in the Trust may be made in book-entry form through DTC. Ownership and transfer of Units will be evidenced and accomplished directly and indirectly by book-entries made by DTC and its participants. DTC will record ownership and transfer Units among DTC participants and forward all notices and credit all payments received in respect of the Units held by the DTC participants. Beneficial owners of Units will receive written confirmation of their purchases and sales from the broker-dealer or bank from whom their purchase was made. Units are transferable by making a written request property accompanied by a written instrument or instruments of transfer which should be sent registered or certified mail for the protection of the Unitholder. Holders must sign such written request exactly as their names appear on the records of the Trust. Such signatures must be guaranteed by a commercial bank or trust company, savings and loan association or by a member firm of a national securities exchange.

  DISTRIBUTIONS. Dividends received by the Trust are credited by the Trustee to an Income Account for the Trust. Other receipts, including the proceeds of Securities disposed of, are credited to a Principal Account for the Trust.

  Distributions to each Unitholder from the Income Account are computed as of the close of business on each Record Date for the following payment date and consist of an amount substantially equal to such Unitholder's pro rata share of the income credited to the Income Account, less expenses. Distributions from the Principal Account of the Trust (other than amounts representing failed contracts, as previously discussed) will be computed as of each Record Date, and will be made to the Unitholders of the Trust on or shortly after the Distribution Date. Proceeds representing principal received from the disposition of any of the Securities between a Record Date and a Distribution Date which are not used for redemptions of Units will be held in the Principal Account and not distributed until the next Distribution Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the Distribution Date after such purchase.

  As of each Record Date, the Trustee will deduct from the Income Account of the Trust, and, to the extent funds are not sufficient therein, from the Principal Account of the Trust, amounts necessary to pay the expenses of the Trust (as determined on the basis set forth under "Trust Expenses and Charges"). The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any applicable taxes or other governmental charges that may be payable out of the Trust. Amounts so withdrawn shall not be considered a part of such Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate accounts. In addition, the Trustee may withdraw from the Income and Principal Accounts such amounts as may be necessary to cover redemptions of Units by the Trustee.

  Distributions of amounts necessary to pay the Deferred Sales Charge will be made from the Principal Account to an account maintained by the Trustee for purposes of satisfying investors' sales charge obligations. Proceeds of the disposition of any Securities not used to pay the Deferred Sales Charge or to redeem Units will be held in the Principal Account and distributed on the final distribution upon termination of the Trust.

  The dividend distribution per 100 Units, if any, cannot be anticipated and may be paid as Securities are redeemed, exchanged or sold, or as expenses of the Trust fluctuate. No distribution need be made from the Income Account or the Principal Account until the balance therein is an amount sufficient to distribute $1.00 per 100 Units.

  RECORDS. The Trustee shall furnish Unitholders in connection with each distribution a statement of the amount of dividends and interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per 100 Units. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unitholder of record, a statement showing
(a) as to the Income Account: dividends, interest and other cash amounts received, amounts paid for purchases of Substitute Securities and redemptions of Units, if any, deductions for applicable taxes and fees and expenses of the Trust, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each 100 Units outstanding on the last business day of such calendar year; (b) as to the Principal Account: the dates of disposition of any Securities and the net proceeds received therefrom, deductions for payments of applicable taxes and fees and expenses of the Trust, amounts paid for purchases of Substitute Securities and redemptions of Units, if any, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each 100 Units outstanding on the last business day of such calendar year; (c) a list of the Securities held, a list of Securities purchased, sold or otherwise disposed of during the calendar year and the number of Units outstanding on the last business day of such calendar year; (d) the Redemption Price per 100 Units based upon the last computation thereof made during such calendar year; and (e) amounts actually distributed to Unitholders during such calendar year from the Income and Principal Accounts, separately stated, of the Trust, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each 100 Units outstanding on the last business day of such calendar year.

  The Trustee shall keep available for inspection by Unitholders at all reasonable times during usual business hours, books of record and account of its transactions as Trustee, including records of the names and addresses of Unitholders, a current list of Securities in the portfolio and a copy of the Trust Agreement.

                                   LIQUIDITY

  SPONSOR REPURCHASE. Unitholders who wish to dispose of their Units should inquire of the Sponsor as to current market prices prior to making a tender for redemption. The aggregate value of the Securities will be determined by the Trustee on a daily basis and computed on the basis set forth under "Trustee Redemption." The Sponsor does not guarantee the enforceability, marketability or price of any Securities in the Portfolio or of the Units. The Sponsor may discontinue the repurchase of Units if the supply of Units exceeds demand, or for other business reasons. The date of repurchase is deemed to be the date on which redemption requests are received in proper form by Reich & Tang Distributors, Inc., 600 Fifth Avenue, New York, New York 10020. Redemption requests received after 4 P.M., New York Time, will be deemed to have been repurchased on the next business day. In the event a market is not maintained for the Units, a Unitholder may be able to dispose of Units only by tendering them to the Trustee for redemption.

  Units purchased by the Sponsor in the secondary market may be reoffered for sale by the Sponsor at a price based on the aggregate value of the Securities in the Trust plus an initial sales charge of 1.00% and the monthly Deferred Sales Charge of $1.95 per 100 Units plus a pro rata portion of amounts, if any, in the Income Account. Any Units that are purchased by the Sponsor in the secondary market also may be redeemed by the Sponsor if it determines such redemption to be in its best interest.

  The Sponsor may, under certain circumstances, as a service to Unitholders, elect to purchase any Units tendered to the Trustee for redemption (see "Trustee Redemption"). Factors which the Sponsor will consider in making a determination will include the number of Units of all Trusts which it has in inventory, its estimate of the salability and the time required to sell such Units and general market conditions. For example, if in order to meet redemptions of Units the Trustee must dispose of Securities, and if such disposition cannot be made by the redemption date (three calendar days after tender), the Sponsor may elect to purchase such Units. Such purchase shall be made by payment to the Unitholder not later than the close of business on the redemption date of an amount equal to the Redemption Price on the date of tender.

  TRUSTEE REDEMPTION. At any time prior to the Evaluation Time on the business day preceding the commencement of the Liquidation Period (approximately seven years from the Initial Date of Deposit), Units may also be tendered to the Trustee for redemption upon payment of any relevant tax by contacting the Sponsor, broker, dealer or financial institution holding such Units in street name. In certain instances, additional documents may be required, such as trust instrument, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian. At the present time there are no specific taxes related to the redemption of Units. No redemption fee will be charged by the Sponsor or the Trustee. Units redeemed by the Trustee will be canceled.

  Within three business days following a tender for redemption, the Unitholder will be entitled to receive an amount for each Unit tendered equal to the Redemption Price per Unit computed as of the Evaluation Time on the date of tender. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that with respect to Units received after the close of trading on the New York Stock Exchange (4:00 p.m. Eastern Time), the date of tender is the next day on which such Exchange is open for trading, and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day.

  A Unitholder will receive his redemption proceeds in cash and amounts paid on redemption shall be withdrawn from the Income Account, or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. The Trustee is empowered to sell Securities in order to make funds available for redemptions. Such sales, if required, could result in a sale of Securities by the Trustee at a loss. To the extent Securities are sold, the size and diversity of the Trust will be reduced. The Securities to be sold will be selected by the Trustee in order to maintain, to the extent practicable, the proportionate relationship among the number of shares of each Security. Provision is made in the Indenture under which the Sponsor may, but need not, specify minimum amounts in which blocks of Securities are to be sold in order to obtain the best price for the Trust. While these minimum amounts may vary from time to time in accordance with market conditions, the Sponsor believes that the minimum amounts which would be specified would be approximately 100 shares for readily marketable Securities.

  The Redemption Price per Unit is the pro rata share of the Unit in the Trust determined by the Trustee on the basis of (i) the cash on hand in the Trust or moneys in the process of being collected, (ii) the value of the Securities in the Trust as determined by the Trustee, less (a) amounts representing taxes or other governmental charges payable out of the Trust, (b) the accrued expenses of the Trust and (c) cash allocated for the distribution to Unitholders of record as of the business day prior to the evaluation being made. As of the close of the initial offering period the Redemption Price per 100 Units will be reduced to reflect the payment of the per 100 Unit organization costs to the Sponsor. Therefore, the amount of the Redemption Price per 100 Units received by a Unitholder will include the portion representing organization costs only when such Units are tendered for redemption prior to the close of the initial offering period. Because the Securities are listed on a national securities exchange, the Trustee may determine the value of the Securities in the Trust based on the closing sale prices on that exchange. Unless the Trustee deems these prices inappropriate as a basis for evaluation or if there is no such closing purchase price, then the Trustee may utilize, at the Trust's expense, an independent evaluation service or services to ascertain the values of the Securities. The independent evaluation service shall use any of the following methods, or a combination thereof, which it deems appropriate: (a) on the basis of current bid prices for comparable securities, (b) by appraising the value of the Securities on the bid side of the market or (c) by any combination of the above.

  Any Unitholder tendering 2,500 Units or more of the Trust for redemption may request by written notice submitted at the time of tender from the Trustee in lieu of a cash redemption a distribution of shares of Securities and cash in an amount and value equal to the Redemption Price Per Unit as determined as of the evaluation next following tender. To the extent possible, in kind distributions ("In Kind Distributions") shall be made by the Trustee through the distribution of each of the Securities in book-entry form to the account of the Unitholder's bank or broker-dealer at The Depository Trust Company. An In Kind Distribution will be reduced by customary transfer and registration charges. The tendering Unitholder will receive his pro rata number of whole shares of each of the Securities comprising the Trust portfolio and cash from the Principal Accounts equal to the balance of the Redemption Price to which the tendering Unitholder is entitled. If funds in the Principal Account are insufficient to cover the required cash distribution to the tendering Unitholder, the Trustee may sell Securities in the manner described above.

  The Trustee is irrevocably authorized in its discretion, if the Sponsor does not elect to purchase a Unit tendered for redemption or if the Sponsor tenders a Unit for redemption, in lieu of redeeming such Unit, to sell such Unit in the over-the-counter market for the account of the tendering Unitholder at prices which will return to the Unitholder an amount in cash, net after deducting brokerage commissions, transfer taxes and other charges, equal to or in excess of the Redemption Price for such Unit. The Trustee will pay the net proceeds of any such sale to the Unitholder on the day he would otherwise be entitled to receive payment of the Redemption Price.

  The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption Price per Unit for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission) an emergency exists as a result of which disposal or evaluation of the Securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. The Trustee and the Sponsor are not liable to any person or in any way for any loss or damage which may result from any such suspension or postponement.

  A Unitholder who wishes to dispose of his Units should inquire of his bank or broker in order to determine if there is a current secondary market price in excess of the Redemption Price.

                              TRUST ADMINISTRATION

  PORTFOLIO SUPERVISION. The Trust is a unit investment trust and is not a managed fund. Traditional methods of investment management for a managed fund typically involve frequent changes in a portfolio of securities on the basis of economic, financial and market analyses. The Portfolio of the Trust, however, will not be managed and therefore the adverse financial condition of an issuer will not necessarily require the sale of its Securities from the portfolio. It is unlikely that the Trust will sell any of the Securities other than to satisfy redemptions of Units, or to cease buying Additional Securities in connection with the issuance of additional Units. However, the Trust Agreement provides that the Sponsor may direct the disposition of Securities upon the occurrence of certain events including: (1) default in payment of amounts due on any of the Securities; (2) institution of certain legal proceedings; (3) default under certain documents materially and adversely affecting future declaration or payment of amounts due or expected; (4) determination of the Sponsor that the tax treatment of the Trust as a grantor trust would otherwise be jeopardized; or (5) decline in price as a direct result of serious adverse credit factors affecting the issuer of a Security which, in the opinion of the Sponsor, would make the retention of the Security detrimental to the Trust or the Unitholders.

In addition, the Trust Agreement provides as follows:

  (a) If a default in the payment of amounts due on any Security occurs pursuant to provision (1) above and if the Sponsor fails to give immediate instructions to sell or hold that Security, the Trustee, within 30 days of that failure by the Sponsor, shall sell the Security.

  (b) It is the responsibility of the Sponsor to instruct the Trustee to reject any offer made by an issuer of any of the Securities to issue new securities in exchange and substitution for any Security pursuant to a recapitalization or reorganization. If any exchange or substitution is effected notwithstanding such rejection, any securities or other property received shall be promptly sold unless the Sponsor directs that it be retained.

  (c) Any property received by the Trustee after the Initial Date of Deposit as a distribution on any of the Securities in a form other than cash or additional shares of the Securities, shall be promptly sold unless the Sponsor directs that it be retained by the Trustee. The proceeds of any disposition shall be credited to the Income or Principal Account of the Trust.

  (d) The Sponsor is authorized to increase the size and number of Units of the Trust by the deposit of Additional Securities, contracts to purchase Additional Securities or cash or a letter of credit with instructions to purchase Additional Securities in exchange for the corresponding number of additional Units from time to time subsequent to the Initial Date of Deposit, provided that the original proportionate relationship among the number of shares of each Security established on the Initial Date of Deposit is maintained to the extent practicable. The Sponsor may specify the minimum numbers in which Additional Securities will be deposited or purchased. If a deposit is not sufficient to acquire minimum amounts of each Security, Additional Securities may be acquired in the order of the Security most under-represented immediately before the deposit when compared to the original proportionate relationship. If Securities of an issue originally deposited are unavailable at the time of the subsequent deposit, the Sponsor may (i) deposit cash or a letter of credit with instructions to purchase the Security when it becomes available, or (ii) deposit (or instruct the Trustee to purchase) either Securities of one or more other issues originally deposited or a Substitute Security.

  TRUST AGREEMENT AND AMENDMENT. The Trust Agreement may be amended by the Trustee and the Sponsor without the consent of Unitholders: (1) to cure any ambiguity or to correct or supplement any provision which may be defective or inconsistent; (2) to change any provision thereof as may be required by the Securities and Exchange Commission or any successor governmental agency; or
(3) to make such other provisions in regard to matters arising thereunder as shall not adversely affect the interests of the Unitholders.

  The Trust Agreement may also be amended in any respect, or performance of any of the provisions thereof may be waived, with the consent of investors holding 66 2/3% of the Units then outstanding for the purpose of modifying the rights of Unitholders; provided that no such amendment or waiver shall reduce any Unitholder's interest in the Trust without his consent or reduce the percentage of Units required to consent to any such amendment or waiver without the consent of the holders of all Units. The Trust Agreement may not be amended, without the consent of the holders of all Units in the Trust then outstanding, to increase the number of Units issuable or to permit the acquisition of any Securities in addition to or in substitution for those initially deposited in such Trust, except in accordance with the provisions of the Trust Agreement. The Trustee shall promptly notify Unitholders, in writing, of the substance of any such amendment.

  TRUST TERMINATION. The Trust Agreement provides that the Trust shall terminate as of the Evaluation Time on the business day preceding the Liquidation Period or upon the earlier maturity, redemption or other disposition, as the case may be, of the last of the Securities held in such Trust and in no event is it to continue beyond the Mandatory Termination Date. If the value of the Trust shall be less than the minimum amount set forth under "Summary of Essential Information" in Part A, the Trustee may, in its discretion, and shall, when so directed by the Sponsor, terminate the Trust. The Trust may also be terminated at any time with the consent of the investors holding 100% of the Units then outstanding. The Trustee may utilize the services of the Sponsor for the sale of all or a portion of the Securities in the Trust, and in so doing, the Sponsor will determine the manner, timing and execution of the sales of the underlying Securities. Any brokerage commissions received by the Sponsor from the Trust in connection with such sales will be in accordance with applicable law. In the event of termination, written notice thereof will be sent by the Trustee to all Unitholders. Such notice will provide Unitholders with the following three options by which to receive their pro rata share of the net asset value of the Trust and requires their election of one of the three options by notifying the Trustee by returning a properly completed election request (to be supplied to Unitholders of at least 2,500 Units prior to the commencement of the Liquidation Period) (see Part A-- "Summary of Essential Information" for the date of the commencement of the Liquidation Period):

  1. A Unitholder who owns at least 2,500 Units and whose interest in the Trust would entitle it to receive at least one share of each underlying Security will have its Units redeemed on commencement of the Liquidation Period by distribution of the Unitholder's pro rata share of the net asset value of the Trust on such date distributed in kind to the extent represented by whole shares of underlying Securities and the balance in cash within three business days next following the commencement of the Liquidation Period. Unitholders subsequently selling such distributed Securities will incur brokerage costs when disposing of such Securities. Unitholders should consult their own tax adviser in this regard;

  2. to receive in cash such Unitholder's pro rata share of the net asset value of the Trust derived from the sale by the Sponsor as the agent of the Trustee of the underlying Securities during the Liquidation Period. The Unitholder's pro rata share of its net assets of the Trust will be distributed to such Unitholder within three days of the settlement of the trade of the last Security to be sold; or

  3. to invest such Unitholder's pro rata share of the net assets of the Trust derived from the sale by the Sponsor as agent of the Trustee of the underlying Securities during the Liquidation Period, in units of a subsequent series of Equity Securities Trust (the "New Series"), provided one is offered. It is expected that a special redemption and liquidation will be made of all Units of this Trust held by a Unitholder (a "Rollover Unitholder") who affirmatively notifies the Trustee on or prior to the Rollover Notification Date set forth in the "Summary of Essential Information" for the Trust in Part A. The Units of a New Series will be purchased by the Unitholder within three business days of the settlement of the trade for the last Security to be sold. Such purchaser will be entitled to a reduced sales charge upon the purchase of units of the New Series. It is expected that the terms of the New Series will be substantially the same as the terms of the Trust described in this Prospectus, and that similar options with respect to the termination of such New Series will be available. The availability of this option does not constitute a solicitation of an offer to purchase Units of a New Series or any other security. A Unitholder's election to participate in this option will be treated as an indication of interest only. At any time prior to the purchase by the Unitholder of units of a New Series such Unitholder may change his investment strategy and receive, in cash, the proceeds of the sale of the Securities. An election of this option will not prevent the Unitholder from recognizing taxable gain or loss (except in the case of a loss, if and to the extent the New Series is treated as substantially identical to the Trust) as a result of the liquidation, even though no cash will be distributed to pay any taxes. Unitholders should consult their own tax advisers in this regard.

  Unitholders who do not make any election will be deemed to have elected to receive the termination distribution in cash (option number 2).

  The Sponsor has agreed that to the extent they effect the sales of underlying securities for the Trustee in the case of the second and third options during the Liquidation Period such sales will be free of brokerage commissions. The Sponsor, on behalf of the Trustee, will sell, unless prevented by unusual and unforeseen circumstances, such as, among other reasons, a suspension in trading of a Security, the close of a stock exchange, outbreak of hostilities and collapse of the economy, by the last business day of the Liquidation Period. The Redemption Price per 100 Units, upon the settlement of the last sale of Securities during the Liquidation Period, will be distributed to Unitholders in redemption of such Unitholders' interest in the Trust.

  Depending on the amount of proceeds to be invested in Units of the New Series and the amount of other orders for Units in the New Series, the Sponsor may purchase a large amount of securities for the New Series in a short period of time. The Sponsor's buying of securities may tend to raise the market prices of these securities. The actual market impact of the Sponsor's purchases, however, is currently unpredictable because the actual amount of securities to be purchased and the supply and price of those securities is unknown. A similar problem may occur in connection with the sale of Securities during the Liquidation Period; depending on the number of sales required, the prices of and demand for Securities, such sales may tend to depress the market prices and thus reduce the proceeds of such sales. The Sponsor believes that the sale of underlying Securities over the Liquidation Period as described above is in the best interest of a Unitholder and may mitigate the negative market price consequences stemming from the trading of large amounts of Securities. The Securities may be sold in fewer than five days if, in the Sponsor's judgment, such sales are in the best interest of Unitholders. The Sponsor, in implementing such sales of securities on behalf of the Trustee, will seek to maximize the sales proceeds and will act in the best interests of the Unitholders. There can be no assurance, however, that any adverse price consequences of heavy trading will be mitigated.

  The Sponsor may for any reason, in its sole discretion, decide not to sponsor any subsequent series of the Trust, without penalty or incurring liability to any Unitholder. If the Sponsor so decides, the Sponsor will notify the Trustee of that decision, and the Trustee will notify the Unitholders. All Unitholders will then elect either option 1, if eligible, or option 2.

  By electing to "rollover" into the New Series, the Unitholder indicates his interest in having his terminating distribution from the Trust invested only in the New Series created following termination of the Trust; the Sponsor expects, however, that a similar rollover program will be offered with respect to all subsequent series of the Trust, thus giving Unitholders an opportunity to elect to roll their terminating distributions into a New Series. The availability of the rollover privilege does not constitute a solicitation of offers to purchase units of a New Series or any other security. A Unitholder's election to participate in the rollover program will be treated as an indication of interest only. The Sponsor intends to coordinate the date of deposit of a future series so that the terminating trust will terminate contemporaneously with the creation of a New Series. The Sponsor reserves the right to modify, suspend or terminate the rollover privilege at any time.

  THE SPONSOR. The Sponsor, Reich & Tang Distributors, Inc., a Delaware corporation, is engaged in the brokerage business and is a member of the National Association of Securities Dealers, Inc. Reich & Tang is also a registered investment advisor. Reich & Tang maintains its principal business offices at 600 Fifth Avenue, New York, New York 10020. The sole shareholder of the Sponsor, Reich & Tang Asset Management, Inc. ("RTAM Inc.") is wholly owned by NEIC Holdings, Inc. which, effective December 29, 1997, was wholly owned by NEIC Operating Partnership, L.P. ("NEICOP"). Subsequently, on March 31, 1998, NEICOP changed its name to Nvest Companies, L.P. ("Nvest"). The general partners of Nvest are Nvest Corporation and Nvest L.P. As of March 31, 1998, Metropolitan Life Insurance Company ("MetLife") owned approximately 47% of the partnership interests of Nvest. Nvest, with a principal place of business at 399 Boylston Street, Boston, MA 02116, is a holding company of firms engaged in the securities and investment advisory business. These affiliates in the aggregate are investment advisors or managers to over 80 registered investment companies. Reich & Tang is Sponsor for numerous series of unit investment trusts, including New York High Yield Trust, Series 1 (and Subsequent Series), High Yield Securities Trust, Series 1 (and Subsequent Series), 1st Discount Series (and Subsequent Series), Multi-State Series 1 (and Subsequent Series), Mortgage Securities Trust, Series 1 (and Subsequent Series), Insured High Yield Securities Trust, Series 1 (and Subsequent Series) and 5th Discount Series (and Subsequent Series), Equity Securities Trust, Series 1, Signature Series, Gabelli Communications Income Trust (and Subsequent Series), Schwab Trusts and McLaughlin, Piven, Vogel Family of Trusts.

  The information included herein is only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. The Sponsor will be under no liability to Unitholders for taking any action, or refraining from taking any action, in good faith pursuant to the Trust Agreement, or for errors in judgment except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

  The Sponsor may resign at any time by delivering to the Trustee an instrument of resignation executed by the Sponsor. If at any time the Sponsor shall resign or fail to perform any of its duties under the Trust Agreement or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may either (a) appoint a successor Sponsor; (b) terminate the Trust Agreement and liquidate the Trust; or (c) continue to act as Trustee without terminating the Trust Agreement. Any successor Sponsor appointed by the Trustee shall be satisfactory to the Trustee and, at the time of appointment, shall have a net worth of at least $1,000,000.

  THE TRUSTEE. The Trustee is The Chase Manhattan Bank with its principal executive office located at 270 Park Avenue, New York, New York 10017 (800) 428-8890 and its unit investment trust office at Four New York Plaza, New York, New York 10004. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

  The Trustee shall not be liable or responsible in any way for taking any action, or for refraining from taking any action, in good faith pursuant to the Trust Agreement, or for errors in judgment; or for any disposition of any moneys, Securities or Units in accordance with the Trust Agreement, except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties; provided, however, that the Trustee shall not in any event be liable or responsible for any evaluation made by any independent evaluation service employed by it. In addition, the Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or the Trust which it may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities pursuant to the Trust Agreement.

  For further information relating to the responsibilities of the Trustee under the Trust Agreement, reference is made to the material set forth under "Rights of Unitholders."

  The Trustee may resign by executing an instrument in writing and filing the same with the Sponsor, and mailing a copy of a notice of resignation to all Unitholders. In such an event the Sponsor is obligated to appoint a successor Trustee as soon as possible. In addition, if the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Trust Agreement. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. If upon resignation of the Trustee no successor has been appointed and has accepted the appointment within thirty days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of the Trustee becomes effective only when the successor Trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor Trustee. Upon execution of a written acceptance of such appointment by such successor Trustee, all the rights, powers, duties and obligations of the original Trustee shall vest in the successor.

  Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee shall be a party, shall be the successor Trustee. The Trustee must always be a banking corporation organized under the laws of the United States or any State and have at all times an aggregate capital, surplus and undivided profits of not less than $2,500,000.

  THE PORTFOLIO CONSULTANT. The Portfolio Consultant is Zacks Investment Research Inc., an Illinois corporation, with offices at 155 North Wacker Drive, Chicago, Illinois 60606. Zacks is a 200 person consulting firm that summarizes, interprets, organizes, evaluates and distributes research produced by the 3000 analysts employed by 230 United States brokerage firms. This price driving flow of information has been tracked by Zacks since 1980 and is delivered, on a daily basis, to retail brokers at the Zacks Web site, www.reswizard.com, and is delivered, on a weekly basis, to individual investors at the Zacks Web site, www.zacks.com.

  Zacks Investment Management, a wholly owned subsidiary of Zacks, is a registered investment advisor, with $330 million under management in hedge funds.

  The Portfolio Consultant is not a sponsor of the Trust. The Portfolio Consultant has been retained by the Sponsor, at its expense. The Portfolio Consultant's only responsibility with respect to the Trust, in addition to its role in Portfolio selection, is to monitor the Securities of the Portfolio and make recommendations to the Sponsor regarding the disposition of the Securities held by the Trust. The responsibility of monitoring the Securities of the Portfolio means that if the Portfolio Consultant's view materially changes regarding the appropriateness of an investment in any Security then held in the Trust based upon the investment objectives, guidelines, terms, parameters, policies and restrictions supplied to the Portfolio Consultant by the Sponsor, the Portfolio Consultant will notify the Sponsor of such change to the extent consistent with applicable legal requirements. The Sponsor is not obligated to adhere to the recommendations of the Portfolio Consultant regarding the disposition of Securities. The Sponsor has the sole authority to direct the Trust to dispose of Securities under the Trust Agreement. The Portfolio Consultant has no other responsibilities or obligations to the Trust or the Unitholders.

  The Portfolio Consultant may resign or may be removed by the Sponsor at any time on sixty days' prior written notice. The Sponsor shall use its best efforts to appoint a satisfactory successor in the event that the Portfolio Consultant resigns or is removed. Such resignation or removal shall become effective upon the acceptance of appointment by the successor Portfolio Consultant. If upon resignation of the Portfolio Consultant no successor has accepted appointment within sixty days after notice of resignation, the Sponsor has agreed to perform this function.


  EVALUATION OF THE TRUST. The value of the Securities in the Trust portfolio is determined in good faith by the Trustee on the basis set forth under "Public Offering--Offering Price." The Sponsor and the Unitholders may rely on any evaluation furnished by the Trustee and shall have no responsibility for the accuracy thereof. Determinations by the Trustee under the Trust Agreement shall be made in good faith upon the basis of the best information available to it, provided, however, that the Trustee shall be under no liability to the Sponsor or Unitholders for errors in judgment, except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. The Trustee, the Sponsor and the Unitholders may rely on any evaluation furnished to the Trustee by an independent evaluation service and shall have no responsibility for the accuracy thereof.

                           TRUST EXPENSES AND CHARGES

  Investors will reimburse the Sponsor on a per 100 Units basis, for all or a portion of the estimated costs incurred in organizing the Trust, including the cost of the initial preparation, printing and execution of the registration statement and the indenture, Federal and State registration fees, the initial fees and expenses of the Trustee, legal expenses and any other out-of-pocket costs. The estimated organization costs will be paid from the assets of the Trust as of the close of the initial public offering period. To the extent that actual organization costs are less than the estimated amount, only the actual organization costs will be deducted form the assets of the Trust. To the extent that actual organization costs are greater than the estimated amount, only the estimated organization costs included in the Public Offering Price will be reimbursed to the Sponsor. Any balance of the costs incurred in establishing the Trust, as well as advertising and selling costs, will be paid by the Sponsor at no cost to the Trust.

  The Sponsor will receive for portfolio supervisory services to the Trust an Annual Fee in the amount set forth under "Summary of Essential Information" in Part A. The Sponsor's fee may exceed the actual cost of providing portfolio supervisory services for the Trust, but at no time will the total amount received for portfolio supervisory services rendered to all series of the Equity Securities Trust in any calendar year exceed the aggregate cost to the Sponsor of supplying such services in such year. (See "Portfolio Supervision.")

  The Trustee will receive, for its ordinary recurring services to the Trust, an annual fee in the amount set forth under "Summary of Essential Information" in Part A. For a discussion of the services performed by the Trustee pursuant to its obligations under the Trust Agreement, see "Trust Administration" and "Rights of Unitholders."

  The Trustee's fees applicable to a Trust are payable as of each Record Date from the Income Account of the Trust to the extent funds are available and then from the Principal Account. Both fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases in consumer prices for services as measured by the United States Department of Labor's Consumer Price Index entitled "All Services Less Rent." Payment of the Deferred Sales Charge will be made in the manner described under Rights of Unitholders-- Distributions.

  The following additional charges are or may be incurred by the Trust: all expenses (including counsel fees) of the Trustee incurred and advances made in connection with its activities under the Trust Agreement, including the expenses and costs of any action undertaken by the Trustee to protect the Trust and the rights and interests of the Unitholders; fees of the Trustee for any extraordinary services performed under the Trust Agreement; indemnification of the Trustee for any loss or liability accruing to it without gross negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of the Trust; indemnification of the Sponsor for any losses, liabilities and expenses incurred in acting as sponsors of the Trust without gross negligence, bad faith or willful misconduct on its part; and all taxes and other governmental charges imposed upon the Securities or any part of the Trust (no such taxes or charges are being levied, made or, to the knowledge of the Sponsor, contemplated). The above expenses, including the Trustee's fees, when paid by or owing to the Trustee are secured by a first lien on the Trust to which such expenses are charged. In addition, the Trustee is empowered to sell the Securities in order to make funds available to pay all expenses.

  Unless the Sponsor otherwise directs, the accounts of the Trust shall be audited not less than annually by independent public accountants selected by the Sponsor. The expenses of the audit shall be an expense of the

Trust. So long as the Sponsor maintains a secondary market, the Sponsor will bear any audit expense which exceeds $.50 Cents per 100 Units. Unitholders covered by the audit during the year may receive a copy of the audited financial statements upon request.

                               REINVESTMENT PLAN

  Income and principal distributions on Units (other than the final distribution in connection with the termination of the Trust) may be reinvested by participating in the Trust's reinvestment plan. Under the plan, the Units acquired for participants will be either Units already held in inventory by the Sponsor or new Units created by the Sponsor's deposit of Additional Securities as described in "The Trust-Organization" in this Part B. Units acquired by reinvestment will be subject only to the remaining monthly deductions of the deferred sales charge. Investors should inform their broker, dealer or financial institution when purchasing their Units if they wish to participate in the reinvestment plan. Thereafter, Unitholders should contact their broker, dealer or financial institution if they wish to modify or terminate their election to participate in the reinvestment plan. In order to enable a Unitholder to participate in the reinvestment plan with respect to a particular distribution on their Units, such notice must be made at least three business days prior to the Record Day for such distribution. Each subsequent distribution of income or principal on the participant's Units will be automatically applied by the Trustee to purchase additional Units of the Trust. The Sponsor reserves the right to modify or terminate the reinvestment plan at any time without prior notice. The reinvestment plan for the Trust may not be available in all states.

                    EXCHANGE PRIVILEGE AND CONVERSION OFFER

  Unitholders will be able to elect to exchange any or all of their Units of this Trust for Units of one or more of any available series of Equity Securities Trust, Insured Municipal Securities Trust, Municipal Securities Trust, New York Municipal Trust or Mortgage Securities Trust (the "Exchange Trusts") subject only to the remaining deferred sales charge as set forth in the prospectus of the Exchange Trust (the "Exchange Privilege"). Unit owners of any registered unit investment trust for which there is no active secondary market in the units of such trust (a "Redemption Trust") will be able to elect to redeem such units and apply the proceeds of the redemption to the purchase of available Units of one or more series of an Exchange Trust (the "Conversion Trusts") at the Public Offering Price for units of the Conversion Trust subject only to the remaining deferred sales charge as set forth in the prospectus of the Conversion Trust (the "Conversion Offer"). Under the Exchange Privilege, the Sponsor's repurchase price during the initial offering period of the Units being surrendered will be based on the market value of the Securities in the Trust portfolio or on the aggregate offer price of the Bonds in the other Trust Portfolios; and, after the initial offering period has been completed, will be based on the aggregate bid price of the securities in the particular Trust portfolio. Under the Conversion Offer, units of the Redemption Trust must be tendered to the trustee of such trust for redemption at the redemption price determined as set forth in the relevant Redemption Trust's prospectus. Units in an Exchange or Conversion Trust will be sold to the Unitholder at a price based on the aggregate offer price of the securities in the Exchange or Conversion Trust Portfolio (or for units of Equity Securities Trust, based on the market value of the underlying securities in the trust portfolio) during the initial public offering period of the Exchange or Conversion Trust; and after the initial public offering period has been completed, based on the aggregate bid price of the securities in the Exchange or Conversion Trust Portfolio if its initial offering has been completed plus accrued interest (or for units of Equity Securities Trust, based on the market value of the underlying securities in the trust portfolio) and a reduced sales charge.

  Except for Unitholders who wish to exercise the Exchange Privilege or Conversion Offer within the first five months of their purchase of Units of the Exchange or Redemption Trust, any purchaser who purchases Units under the Exchange Privilege or Conversion Offer will pay a lower sales charge than that which would be paid for the Units by a new investor. For Unitholders who wish to exercise the Exchange Privilege or Conversion Offer within the first five months of their purchase of Units of the Exchange or Redemption Trust, the sales charge applicable to the purchase of units of an Exchange or Conversion Trust shall be the greater of (i) the reduced sales charge or (ii) an amount which when coupled with the sales charge paid by the Unitholder upon his original purchase of Units of the Exchange or Redemption Trust would equal the sales charge applicable in the direct purchase of units of an Exchange or Conversion Trust.

  In order to exercise the Exchange Privilege the Sponsor must be maintaining a secondary market in the units of the available Exchange Trust. The Conversion Offer is limited only to unit owners of any Redemption Trust. Exercise of the Exchange Privilege and the Conversion Offer by Unitholders is subject to the following additional conditions (i) at the time of the Unitholder's election to participate in the Exchange Privilege or the Conversion Offer, there must be units of the Exchange or Conversion Trust available for sale, either under the initial primary distribution or in the Sponsor's secondary market, (iii) exchanges will be effected in whole units only, (iv) Units of the Mortgage Securities Trust may only be acquired in blocks of 1,000 Units and (v) Units of the Equity Securities Trust may only be acquired in blocks of 100 Units. Unitholders will not be permitted to advance any funds in excess of their redemption in order to complete the exchange. Any excess proceeds received from a Unitholder for exchange, or from units being redeemed for conversion, will be remitted to such Unitholder.

  The Sponsor reserves the right to suspend, modify or terminate the Exchange Privilege and/or the Conversion Offer. The Sponsor will provide Unitholders of the Trust with 60 days' prior written notice of any termination or material amendment to the Exchange Privilege or the Conversion Offer, provided that, no notice need be given if (i) the only material effect of an amendment is to reduce or eliminate the sales charge payable at the time of the exchange, to add one or more series of the Trust eligible for the Exchange Privilege or the Conversion Offer, to add any new unit investment trust sponsored by Reich & Tang or a sponsor controlled by or under common control with Reich & Tang, or to delete a series which has been terminated from eligibility for the Exchange Privilege or the Conversion Offer, (ii) there is a suspension of the redemption of units of an Exchange or Conversion Trust under Section 22(e) of the Investment Company Act of 1940, or (iii) an Exchange Trust temporarily delays or ceases the sale of its units because it is unable to invest amounts effectively in accordance with its investment objectives, policies and restrictions. During the 60-day notice period prior to the termination or material amendment of the Exchange Privilege described above, the Sponsor will continue to maintain a secondary market in the units of all Exchange Trusts that could be acquired by the affected Unitholders. Unitholders may, during this 60-day period, exercise the Exchange Privilege in accordance with its terms then in effect.

  To exercise the Exchange Privilege, a Unitholder should notify the Sponsor of his desire to exercise his Exchange Privilege. To exercise the Conversion Offer, a unit owner of a Redemption Trust should notify his retail broker of his desire to redeem his Redemption Trust Units and use the proceeds from the redemption to purchase Units of one or more of the Conversion Trusts. If Units of a designated, outstanding series of an Exchange or Conversion Trust are at the time available for sale and such Units may lawfully be sold in the state in which the Unitholder is a resident, the Unitholder will be provided with a current prospectus or prospectuses relating to each Exchange or Conversion Trust in which he indicates an interest. He may then select the Trust or Trusts into which he desires to invest the proceeds from his sale of Units. The exchange transaction will operate in a manner essentially identical to a secondary market transaction except that units may be purchased at a reduced sales charge. The conversion transaction will be handled entirely through the unit owner's retail broker. The retail broker must tender the units to the trustee of the Redemption Trust for redemption and then apply the proceeds to the redemption toward the purchase of units of a Conversion Trust at a price based on the aggregate offer or bid side evaluation per Unit of the Conversion Trust, depending on which price is applicable, plus accrued interest and the applicable sales charge. The certificates must be surrendered to the broker at the time the redemption order is placed and the broker must specify to the Sponsor that the purchase of Conversion Trust Units is being made pursuant to the Conversion Offer. The unit owner's broker will be entitled to retain a portion of the sales charge.

  TAX CONSEQUENCES OF THE EXCHANGE PRIVILEGE AND THE CONVERSION OFFER. A surrender of Units pursuant to the Exchange Privilege or the Conversion Offer will constitute a "taxable event" to the Unitholder under the Internal Revenue Code. The Unitholder will realize a tax gain or loss that will be of a long- or short-term capital or ordinary income nature depending on the length of time the units have been held and other factors. (See "Tax Status".) A Unitholder's tax basis in the Units acquired pursuant to the Exchange Privilege or Conversion Offer will be equal to the purchase price of such Units. Investors should consult their own tax advisors as to the tax consequences to them of exchanging or redeeming units and participating in the Exchange Privilege or Conversion Offer.

                                   TAX STATUS

  This is a general discussion of some of the Federal income tax consequences of the purchase, ownership and disposition of Units in the Trust by U.S. citizens and residents and corporations organized in the United States. It applies only to investors who hold their Units as capital assets. It does not discuss special rules that apply to investors subject to special tax treatment, such as securities dealers, financial institutions and insurance companies.

  OPINION OF COUNSEL. In the opinion of Battle Fowler LLP:

    1. The IRS will classify the Trust as a grantor trust for Federal income tax purposes. The Trust will not owe Federal income tax. Each Unitholder will be treated as the owner of a pro rata portion of the assets of the Trust. The income received by the Trust will be treated as income of the Unitholders.

    2. The Trust will not be subject to the New York Franchise Tax on Business Corporations or the New York City General Corporation Tax. However, Unitholders who are New York residents must treat their pro rata portion of the income of the Trust as their income under New York State and City income tax laws. Residents of other states may have to do the same thing in their states.

    3. The Sponsor has the right to create additional Units for 90 days after the original issuance date by depositing Additional Securities in the Trust. The Additional Securities must be substantially similar to the securities initially deposited in the Trust. The IRS will treat the Trust as a grantor trust even though the Sponsor has this power.

Battle Fowler LLP is special counsel to the Sponsor. Its opinion is based on existing law. Battle Fowler LLP has relied on the validity of the Trust Agreement and the Prospectus and on the accuracy and completeness of the facts they contain.

  TAXATION OF UNITHOLDERS. The IRS will tax each Unitholder the same way it would if the Unitholder owned directly its pro rata share of the securities held by the Trust. A Unitholder will be taxed on its share of income or gain received by the Trust even if that income or gain is used to pay a deferred sales charge.

  A taxable event will generally occur with respect to each Unitholder when the Trust disposes of a Security (whether by sale, exchange or redemption) or upon the sale, exchange or redemption of Units by the Unitholder. The price a Unitholder pays for its Units, including sales charges, is allocated among its pro rata portion of each Security held by the Trust (in proportion to the fair market values thereof on the date the Unitholder purchases its Units) in order to determine its initial cost for its pro rata portion of each Security held by the Trust. These same allocation rules apply to the deferred sales charge. See "Fractional Undivided Interest in Trust" in the "Summary of Essential Information" in order to determine a Unitholder's share of each security on the date of Deposit, and see "Cost of Securities to Trust" under "Portfolio" in order to determine the fair market value of each security on that date.

  For Federal income tax purposes, a Unitholder's pro rata portion of dividends paid with respect to a Security held by the Trust is taxable as ordinary income to the extent of the issuer's current or accumulated earnings and profits. A Unitholder's pro rata portion of dividends paid on a Security that exceed current and accumulated earnings and profits will first reduce a Unitholder's tax basis in the Security, and to the extent that such dividends exceed a Unitholder's tax basis in the Security will generally be treated as a capital gain.

  A Unitholder's portion of gain, if any, upon the sale, exchange or redemption of Units or the disposition of Securities held by the Trust will generally be considered a capital gain and will be long-term if the Unitholder has held its Units (and the Trust has held the Securities) for more than one year. Capital gains realized by corporations are generally taxed at the same rates applicable to ordinary income, but non-corporate taxpayers who realize long-term capital gains may be subject to a reduced tax rate of 20%, rather than the regular maximum tax rate of 39.6%. Tax rates may increase prior to the time when Unitholders may realize gains from the sale, exchange or redemption of the Units or Securities.

  A Unitholder's portion of loss, if any, upon the sale or redemption of Units or the disposition of Securities held by the Trust will generally be considered a capital loss and will be long-term if the Unitholder has held its Units (and the Trust has held the Securities) for more than one year. Capital losses are deductible to the extent of capital gains; in addition, up to $3,000 of capital losses ($1,500 for married individuals filing separately) recognized by non-corporation Unitholders may be deduced against ordinary income.

  Unitholders will not be able to deduct losses resulting from the sale of shares or the sale of Units if (and to the extent that) the Unitholder purchases other securities or other Units within 30 days before or after the sale. This rule could also apply to a transaction in which a Unitholder sells Units or the Trust sells Securities, and the Unitholder purchases shares of those same Securities directly within the 60 day period. If this disallowance rule applies, the basis of the newly purchased Units and securities will be adjusted to reflect the disallowed loss.

  A Unitholder that itemizes its deductions may also deduct its pro rata share of the fees and expenses of the Trust, but only to the extent that such amounts, together with the Unitholder's other miscellaneous deductions, exceed 2% of its adjusted gross income. The deduction of fees and expenses may also be limited by Section 68 of the Code, which reduces the amount of itemized deductions that are allowed for individuals with incomes in excess of certain thresholds.

  After the end of each calendar year, the Trustee will furnish to each Unitholder an annual statement containing information relating to the dividends received by the Trust on the Securities, the gross proceeds received by the Trust from the disposition of any Security, and the fees and expenses paid by the Trusts. The Trustee will also furnish annual information returns to each Unitholder and to the Internal Revenue Service.

  A corporation that owns Units will generally be entitled to a 70% dividends received deduction with respect to its pro rata portion of any dividends taxable as ordinary income received by the Trust from a domestic corporation or from a qualifying foreign corporation in the same manner as if such corporation directly owned the Securities paying such dividends. However, a corporation owning Units should be aware that Sections 246 and 246A of the Code impose additional limitations on the eligibility of dividends for the 70% dividends received deduction. These limitations include a requirement that stock (and therefore Units) must generally be held at least 46 days (as determined under
Section 246(c) of the Code) during the 90-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend. Moreover, the allowable percentage of the deduction will be reduced if a corporation Unitholder owns stock (or Units) the financing of which is directly attributable to indebtedness incurred by such corporation.

  As discussed in the section "Administration of the Trust--Trust Termination," each Unitholder may have three options in receiving its termination distributions, namely (i) to receive its pro rata share of the underlying Securities in kind, (ii) to receive cash upon liquidation of its pro rata share of the underlying Securities, or (iii) to invest the amount of cash it will receive upon the liquidation of its pro rata share of the underlying Securities in units of a future series of the Trust (if one is offered) at a reduced sales charge. A Unitholder that chooses option (i) should be treated as merely exchanging its undivided pro rata ownership of Securities held by the Trust for sole ownership of a proportionate share of Securities, and therefore the transaction should be tax free to the extent the Securities are received. Alternatively, the transaction may be treated as an exchange that will qualify for nonrecognition treatment to the extent the Unitholder is exchanging its undivided interest in all of the Trust's Securities for its proportionate number of shares of the underlying Securities. In either instance, the transaction should result in a non-taxable event for the Unitholder to the extent Securities are received.

  The Trust generally must withhold and pay over to the U.S. Treasury 31% of the taxable dividends and other distributions paid to any individual Unitholder who either does not supply its taxpayer identification number, has not reported all of its dividends and interest income, or does not certify to the Trust that he or she is not subject to withholding. The social security number of an individual is its taxpayer identification number.

  TAX-EXEMPT ENTITIES. Entities that generally qualify for an exemption from Federal income tax, such as many pension trusts, are nevertheless taxed under
Section 511 of the Code on "unrelated business taxable income." Unrelated business taxable income is income from a trade or business regularly carried on by the tax-exempt entity that is unrelated to the entity's exempt purpose. Unrelated business taxable income generally does not include dividend or interest income or gain from the sale of investment property, unless such income is derived from property that is debt-financed or is dealer property. A tax-exempt entity's dividend income from the Trust and gain from the sale of Units in the Trust or from the Trust's sale of Securities is not expected to constitute unrelated business taxable income to such tax-exempt entity unless the acquisition of the Unit itself is debt-financed or constitutes dealer property in the hands of the tax-exempt entity.

  Before investing in the Trust, the trustee or investment manager of an employee benefit plan (e.g., a pension or profit-sharing retirement plan) should consider among other things (a) whether the investment is prudent under the Employee Retirement Income Security Act of 1974 ("ERISA"), taking into account the needs of the plan and all of the facts and circumstances of the investment in the Trust, including the fact that the Trust is intended to generate tax exempt income; (b) whether the investment satisfies the diversification requirement of
Section 404(a)(1)(C) of ERISA; and (c) whether the assets of the Trust are deemed "plan assets" under ERISA and the Department of Labor regulations regarding the definition of "plan assets."

  Prospective investors are urged to consult their own tax advisers concerning the Federal, state, local and any other tax consequences of the purchase, ownership and disposition of Units prior to investing in the Trust.

                                 OTHER MATTERS

  LEGAL OPINIONS. The legality of the Units offered hereby and certain matters relating to Federal tax law have been passed upon by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022 as counsel for the Sponsor. Carter, Ledyard & Milburn, Two Wall Street, New York, New York 10005 have acted as counsel for the Trustee.

  INDEPENDENT AUDITORS. The Statement of Financial Condition, including the Portfolio, are included herein in reliance upon the report of PricewaterhouseCoopers LLP, independent auditors, and upon the authority of said firm as experts in accounting and auditing.

  PERFORMANCE INFORMATION. Total returns, average annualized returns or cumulative returns for various periods of the stocks receiving "buy" or "strong buy" recommendations of at least three of the All Star Analysts monitored by the Portfolio Consultant ("All-Star Analysts Recommendations") and this Trust may be included from time to time in advertisements, sales literature and reports to current or prospective investors. Total return shows changes in Unit price during the period plus any dividends and capital gains, divided by the maximum public offering price as of the date of calculation. Average annualized returns show the average return for stated periods of longer than a year. Sales material may also include an illustration of the cumulative results of like annual investments in the All-Star Analysts Recommendations during an accumulation period and like annual withdrawals during a distribution period. Figures for actual portfolios will reflect all applicable expenses and, unless otherwise stated, the maximum sales charge. No provision is made for any income taxes payable. Similar figures may be given for the Trust. Trust performance may be compared to performance on a total return basis of the NASDAQ, NYSE or similar exchanges, as well as the DJIA, S&P 500 Index or other similar indices. In addition, total return comparisons may be made to performance data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., Standard & Poor's CompuStat and Center for Research in Security Prices (CRSP) at the University of Chicago or from publications such as The Wall Street Journal, Money, The New York Times, U.S. News and World Report, Business Week, Forbes or Fortune. As with other performance data, performance comparisons should not be considered representative of the Trust's relative performance for any future period.

  Pending the approval of the National Association of Securities Dealers Regulation, the Sponsor may also include, in advertisements, sales literature and reports to current or prospective investors, the performance of hypothetical portfolios to which the Sponsor has applied the same investment objectives and selection strategies, as well as back-tested data of the historical performance of such strategies, as described in "The Trust--The Securities" and which the Sponsor intends to apply to the selection of securities for the Trust. This performance information is intended to illustrate each of the Trust's strategies and should not be interpreted as indicative of the future performance of the Trust.

 SEC WEBSITE. The Securities and Exchange Commission ("SEC") maintains a website that contains reports, proxy and information statements and other information regarding the Trusts which is filed electronically with the SEC. The SEC's Internet address is http:www.sec.gov. Offering materials for the sale of these Units available through the Internet are not being offered directly or indirectly to residents of a particular state nor is an offer of these Units through the Internet specifically directed to any person in a state by, or on behalf of, the issuer.

  Prospective tax-exempt investors are urged to consult their own tax advisers concerning the Federal, state, local and any other tax consequences of the purchase, ownership and disposition of Units prior to investing in the Trust.

  No person is authorized to give any information or to make any representations with respect to this Trust not contained in Parts A and B of this Prospectus and you should not rely on any other information. The Trust is registered as a unit investment trust under the Investment Company Act of 1940. Such registration does not imply that the Trust or any of its Units have been guaranteed, sponsored, recommended or approved by the United States or any state or any agency or officer thereof.

                                ---------------

  This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

                               Table of Contents

Title                                                                       Page
-----                                                                       ----
 PART A
Fee Table..................................................................  A-5
Summary of Essential Information...........................................  A-6
Statement of Financial Condition...........................................  A-7
Portfolio..................................................................  A-8
Report of Independent Accountants..........................................  A-9
 PART B
The Trust..................................................................  B-1
Risk Considerations........................................................  B-4
Public Offering............................................................  B-7
Rights of Unitholders...................................................... B-10
Liquidity.................................................................. B-12
Trust Administration....................................................... B-14
Trust Expenses and Charges................................................. B-20
Reinvestment Plan.......................................................... B-21
Exchange Privilege and Conversion Offer.................................... B-21
Tax Status................................................................. B-23
Other Matters.............................................................. B-26

                       [LOGO OF EQUITY SECURITIES TRUST]
                            EQUITY SECURITIES TRUST
                                   SERIES 25
               SYMPHONY SERIES, ZACKS ALL-STAR ANALYSTS TRUST V

                           (A UNIT INVESTMENT TRUST)

                                  PROSPECTUS

                           DATED: NOVEMBER 18, 1999

                                   SPONSOR:

                        REICH & TANG DISTRIBUTORS, INC.
                               600 Fifth Avenue
                           New York, New York 10020
                                 212-830-5400

                                   TRUSTEE:

                           THE CHASE MANHATTAN BANK
                               4 New York Plaza
                           New York, New York 10004

  This Prospectus does not contain all of the information with respect to the Trust set forth in its registration statements filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933 (file no. 333-90875) and the Investment Company Act of 1940 (file no. 811-2868), and to which reference is hereby made. Copies may be reviewed at the Commission or on the internet, or obtained from the Commission at prescribed rates by:

  .calling: 1-800-SEC-0330

  .  visiting the SEC internet address: http://www.sec.gov

  . writing: Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549-6009